Registration No. 333-81015

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 1

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 16

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4
(Exact Name of Registrant)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Name of Depositor)

1295 State Street, Springfield, Massachusetts
01111
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code (413) 744-78411

Name and Address of Agent for Service

Stephen R. Bosworth
Vice President and Associate General Counsel
Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, Massachusetts—01111

           Approximate Date of Proposed Public Offering: Continuous

          It is proposed that this filing will become effective

           ☐    immediately upon filing pursuant to paragraph (b) of Rule 485

           ☒    on May 1, 2000 pursuant to paragraph (b) of Rule 485

           ☐    60 days after filing pursuant to paragraph (a) of Rule 485

           ☐    on (date) pursuant to paragraph (a) of the Rule 485

          If appropriate, check the following box:

           ☐    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE TO ITEMS
REQUIRED BY FORM N-4

N-4 Item	Caption in Prospectus
1	Cover Page

2	Definitions

3	Table of Fees and Expenses

4	(Not applicable )

5	The Company; Investment Choices

6	Expenses; Distribution

7	Ownership; Purchasing a Certificate; Voting Rights; Reservation of Rights; Certificate Value; Cover Page

8	The Income Phase

9	Death Benefit

10	The Accumulation Phase; Distributors

11	Highlights; Withdrawals

12	Taxes

13	Legal Proceedings

14	Additional Information

Caption in the Statement of Additional Information
15	Cover Page

16	Table of Contents

17	Company

18	Experts; Distribution

19	Purchase of Securities Being Offered

20	Distribution

21	Performance Measures

22	Annuity Payments

23	Financial Statements

PART A

INFORMATION REQUIRED IN A PROSPECTUS
Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity

Separate Account 4

Panorama Passage Variable Annuity
This prospectus describes the Panorama Passage individual certificates issued under a group variable deferred annuity contract with flexible purchase payments offered by Massachusetts Mutual Life Insurance Company. It provides for accumulation of certificate value and annuity payments on a fixed and variable basis.

You, the participant, have a number of investment choices in this certificate. These investment choices include three fixed account options as well as the following thirty-eight funds which are offered through our separate account, Massachusetts Mutual Variable Annuity Separate Account 4.

American Century Variable Portfolios, Inc.
•	American Century VP Income & Growth Fund
•	American Century VP Value Fund

Calvert Variable Series, Inc.
•	Calvert Social Balanced Portfolio

Deutsche Asset Management VIT Funds
•	Deutsche VIT EAFE® Equity Index Fund
•	Deutsche VIT Small Cap Index Fund

Fidelity® Variable Insurance Products Fund
•	VIP Growth Portfolio – Service Class

Fidelity® Variable Insurance Products Fund II
•	VIP II Contrafund® Portfolio – Initial Class

Fidelity® Variable Insurance Products Fund III
•	VIP III Growth Opportunities Portfolio – Service Class

Franklin Templeton Variable Insurance Products Trust
•	Templeton International Securities Fund – Class 2 Shares

INVESCO Variable Investment Funds, Inc.
•	INVESCO VIF – Financial Services Fund
•	INVESCO VIF – Health Sciences Fund
•	INVESCO VIF – Technology Fund

Janus Aspen Series
•	Janus Aspen Balanced Portfolio
•	Janus Aspen Capital Appreciation Portfolio
•	Janus Aspen Worldwide Growth Portfolio

MFS® Variable Insurance Trust SM
•	MFS® Growth With Income Series

MML Series Investment Fund
•	MML Blend Fund
•	MML Emerging Growth Fund
•	MML Equity Fund
•	MML Equity Index Fund – Class I Shares
•	MML Growth Equity Fund
•	MML Large Cap Value Fund
•	MML Managed Bond Fund
•	MML OTC 100 Fund
•	MML Small Cap Growth Equity Fund
•	MML Small Cap Value Equity Fund

Oppenheimer Variable Account Funds
•	Oppenheimer Aggressive Growth Fund/VA
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer High Income Fund/VA
•	Oppenheimer Main Street® Growth & Income Fund/VA
•	Oppenheimer Money Fund/VA
•	Oppenheimer Multiple Strategies Fund/VA
•	Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.
•	Oppenheimer International Growth Fund/VA
•	Panorama Growth Portfolio
•	Panorama Total Return Portfolio

T. Rowe Price Equity Series, Inc.
•	T. Rowe Price Mid-Cap Growth Portfolio

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Panorama Passage Variable Annuity.

To learn more about the Panorama Passage certificate, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2000. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 36 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 366-8226 or write to: Panorama Passage, Annuity Products, W578 P.O. Box 9067, Springfield, Massachusetts 01102-9067.

The certificates:
•	are not bank deposits.
•	are not federally insured.
•	are not endorsed by any bank or governmental agency.
•	are not guaranteed and may be subject to loss of principal.

The SEC has not approved these certificates or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 2000.

Index of Special Terms	3
Highlights	4

Massachusetts Mutual Variable Annuity Separate Account 4 – Panorama Passage Segment Table of Fees and Expenses	5

The Company	11

The Panorama Passage Individual Certificate Issued under a Group Deferred Variable Annuity Contract – General Overview	11

Ownership	12

Contract Owner	12
Participant	12
Joint Participant	12
Annuitant	12
Beneficiary	12

Purchasing a Certificate	13

Purchase Payments	13
Allocation of Purchase Payments	13

Investment Choices	14

The Separate Account	14
The Funds	14
The Fixed Accounts	19
DCA Fixed Accounts	19
The Fixed Account	19

Certificate Value	20

Accumulation Units	20
Transfers	20
Transfers During the Accumulation Phase	20
Transfers During the Income Phase	21
Dollar Cost Averaging Program	21
Automatic Rebalancing Program	22
Interest Sweep Option	22
Withdrawals	23
Systematic Withdrawal Program	23

Expenses	24

Insurance Charges	24
Mortality and Expense Risk Charge	24
Administrative Charge	24
Annual Certificate Maintenance Charge	24
Premium Taxes	24
Transfer Fee	25
Income Taxes	25
Fund Expenses	25

The Income Phase	26

Fixed Annuity Payments	26
Variable Annuity Payments	26
Annuity Unit Value	27
Annuity Options	27

Death Benefit	28

Death of Participant During the Accumulation Phase	28
Death Benefit Amount During the Accumulation Phase	28
Basic Death Benefit	28
Reset Death Benefit	28
Ratchet Death Benefit	29
Death Benefit Payment Options During the Accumulation Phase	30
Death of Participant During the Income Phase	30
Death of Annuitant	30

Taxes	31

Annuity Certificates in General	31
Qualified and Non-Qualified Certificates	31
Withdrawals – Non-Qualified Certificates	32
Withdrawals – Qualified Certificates	32
Withdrawals – Tax Sheltered Annuities	33

Other Information	34

Performance	34
Standardized Total Returns	34
Nonstandard Total Returns	34
Yield and Effective Yield	34
Related Performance	34
Distributors	34
Special Arrangement	35
Electronic Transmission of Application Information	35
Assignment	35
Voting Rights	35
Reservation of Rights	35
Suspension of Payments or Transfers	36
Legal Proceedings	36
Financial Statements	36

Additional Information	36
Appendix—Condensed Financial Information	A-1

Index Of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the certificate, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	11

Accumulation Unit	20

Annuitant	12

Annuity Date	26

Annuity Options	27

Annuity Payments	26

Annuity Service Center	1

Annuity Unit Value	27

Certificate	11

Certificate Anniversary	28

Contract Owner	12

Income Phase	26

Non-Qualified	31

Participant	12

Purchase Payment	13

Qualified	31

Separate Account	14

Tax Deferral	11

Index Of Special Terms
Highlights
This prospectus describes the general provisions of the certificate. You may review a copy of the certificate upon request.

Free Look

You have a right to examine your certificate. If you change your mind about owning your certificate, you can cancel it within 10 days after receiving it. However, this time period may vary by state. You will receive your certificate value as of the business day we receive your certificate and written request at our Annuity Service Center.

If you purchase this certificate as an IRA or your state requires it, we will return the greater of your purchase payments less any withdrawals you took, or the certificate value.

Sales Charge

We do not assess a sales charge when you make a purchase payment or if you withdraw all or any part of your certificate value.
Federal Income Tax Penalty

If you withdraw any of the certificate value from your non-qualified certificate, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

•	paid on or after you reach age 59 [1] /2;

•	paid to your beneficiary after you die;

•	paid if you become totally disabled as that term is defined in the Internal Revenue Code;

•
paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

•	paid under an immediate annuity; or

•	which come from purchase payments made before August 14, 1982.

The Internal Revenue Code (the Code) treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity certificate entered into prior to August 14, 1982 and (2) from an annuity certificate entered into after August 14, 1982, as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified contracts. Please refer to the Taxes section of this prospectus for more information.

Highlights
Massachusetts Mutual Variable Annuity
Separate Account 4 – Panorama Passage Segment
Table Of Fees And Expenses

Participant Transaction Expenses

Transfer Fee:

During Accumulation Phase:
We will not charge for the first 12 transfers in a calendar year; thereafter we reserve the right to assess a fee which is the lesser of $20 or 2% of the amount transferred.

During Income Phase:
We allow only 6 transfers in a calendar year and we will not assess a fee for these 6 transfers.

Sales Load on Purchase Payments:
None

Contingent Deferred Sales Charge:
None

Annual Certificate Maintenance Charge:
$40 per Certificate Year*; waived if certificate value is $100,000 or greater.

Separate Account Annual Expenses
(as a percentage of the average account value)

Mortality and Expense Risk Charge:

Certificate Years 1 through 10:
1.34%**

Certificate Years 11+:
1.09%**

Administrative Charge:
0.15% per Certificate Year.***

Total Separate Account Annual Expenses:

Certificate Years 1 through 10:
1.49%

Certificate Years 11+:
1.24%

*	We may increase this charge, but it will not exceed $60.
**	We may increase this charge, but it will not exceed 1.50% in certificate years 1 through 10, or 1.35% in certificate years 11 and after.
***	We may increase this charge, but it will not exceed 0.25%.
Table Of Fees And Expenses

Annual Fund Expenses
(as a percentage of average net assets as of December 31, 1999)

	Management Fees After Expense Reimbursements	Other Expenses After Expense Reimbursements		12b-1 Fees	Total Operating Expenses After Expense Reimbursements

American Century VP Income & Growth Fund	0.70%	0.00%		—	0.70%
American Century VP Value Fund	1.00%	0.00%		—	1.00%

Calvert Social Balanced Portfolio	0.70%	0.19%		—	0.89%
Deutsche VIT EAFE® Equity Index Fund	0.26%	0.39%		—	0.65%	[3]

Deutsche VIT Small Cap Index Fund [7]	0.13%	0.32%		—	0.45%	[3]
Fidelity VIP Growth Portfolio – Service Class	0.58%	0.09%		0.10%	0.77%	[4]

Fidelity VIP II Contrafund® Portfolio – Initial Class	0.58%	0.09%		—	0.67%	[4]
Fidelity VIP III Growth Opportunities Portfolio – Service Class	0.58%	0.11%		0.10%	0.79%	[4]

INVESCO VIF—Financial Services Fund	0.75%	0.64%		—	1.39%
INVESCO VIF—Health Sciences Fund	0.75%	0.73%	[5]	—	1.48%

INVESCO VIF—Technology Fund	0.75%	0.56%	[5]	—	1.31%
Janus Aspen Balanced Portfolio	0.65%	0.02%		—	0.67%	[9]

Janus Aspen Capital Appreciation Portfolio	0.65%	0.04%		—	0.69%	[9]
Janus Aspen Worldwide Growth Portfolio	0.65%	0.05%		—	0.70%	[9]

MFS® Growth With Incomes Series	0.75%	0.13%		—	0.88%
MML Blend Fund	0.37%	0.01%	[2]	—	0.38%

MML Emerging Growth Fund	1.05%	0.11%	[2]	—	1.16%	[1]
MML Equity Fund	0.37%	0.00%	[2]	—	0.37%

MML Equity Index Fund – Class I Shares	0.10%	0.35%		—	0.45%	[10]
MML Growth Equity Fund	0.80%	0.11%	[2]	—	0.91%

MML Large Cap Value Fund	0.80%	0.11%	[2]	—	0.91%	[1]
MML Managed Bond Fund	0.47%	0.03%	[2]	—	0.50%

MML OTC 100 Fund	0.45%	0.11%	[2]	—	0.56%	[1]
MML Small Cap Growth Equity Fund	1.08%	0.11%	[2]	—	1.19%

MML Small Cap Value Equity Fund	0.64%	0.11%	[2]	—	0.75%
Oppenheimer Aggressive Growth Fund/VA	0.66%	0.01%		—	0.67%

Oppenheimer Capital Appreciation Fund/VA	0.68%	0.02%		—	0.70%
Oppenheimer Global Securities Fund/VA	0.67%	0.02%		—	0.69%

Oppenheimer High Income Fund/VA	0.74%	0.01%		—	0.75%
Oppenheimer International Growth Fund/VA	1.00%	0.08%		—	1.08%

Oppenheimer Main Street® Growth & Income Fund/VA	0.73%	0.05%		—	0.78%
Oppenheimer Money Fund/VA	0.45%	0.03%		—	0.48%

Table Of Fees And Expenses

	Management Fees After Expense Reimbursements	Other Expenses After Expense Reimbursements	12b-1 Fees		Total Operating Expenses After Expense Reimbursements

Oppenheimer Multiple Strategies Fund/VA	0.72%	0.01%	—		0.73%
Oppenheimer Strategic Bond Fund/VA	0.74%	0.04%	—		0.78%

Panorama Growth Portfolio	0.52%	0.01%	—		0.53%
Panorama Total Return Portfolio	0.54%	0.01%	—		0.55%

Templeton International Securities Fund – Class 2 Shares [6,8]	0.69%	0.19%	0.25	% [11]	1.13%
T. Rowe Price Mid-Cap Growth Portfolio	0.85%	0.00%	—		0.85%

1 The MML Emerging Growth Fund, the MML Large Cap Value Fund, and the MML OTC 100 Fund began operations May 1, 2000 and therefore, had no operating expenses as of December 31, 1999. The investment manager estimates that the total operating expenses for these Funds in 2000 will be as shown.

2 We agreed to bear expenses of the MML Equity Fund, MML Blend Fund, MML Managed Bond Fund, MML Small Cap Value Equity Fund, MML Growth Equity Fund, MML Small Cap Growth Equity Fund, MML OTC 100 Fund, MML Emerging Growth Fund, and MML Large Cap Value Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the Funds through April 30, 2001. The expenses shown for the MML Small Cap Value Equity Fund, MML Growth Equity Fund, MML Small Cap Growth Equity Fund, MML OTC 100 Fund, MML Emerging Growth Fund, and MML Large Cap Value Fund include this reimbursement. If not included, the other expenses for these Funds in 2000 are estimated to be 0.44% for the MML Small Cap Value Equity Fund, 0.36% for the MML Growth Equity Fund, 0.36% for the MML Small Cap Growth Equity Fund, 0.38% for the MML OTC 100 Fund, 0.38% for the MML Emerging Growth Fund, and 0.38% for the MML Large Cap Value Fund. We do not expect that we will be required to reimburse any expenses of the MML Equity Fund, the MML Blend Fund, and the MML Managed Bond Fund in 2000.

3 Bankers Trust Company has voluntarily undertaken to waive its management fee and reimburse the Deutsche VIT Small Cap Index Fund and the Deutsche VIT EAFE® Equity Index Fund certain expenses so that the total fund expenses for the Deutsche VIT Small Cap Index Fund and the Deutsche VIT EAFE® Equity Index Fund will not exceed 0.45% and 0.65% respectively. Bankers Trust Company may not recoup any of its waived investment advisory fees. Such waivers by Bankers Trust Company should stay in effect for at least 12 months. Without such waivers and reimbursements, the total fund expenses for the Deutsche VIT Small Cap Index Fund and the Deutsche VIT EAFE® Equity Index Fund would have been 1.18% and 1.15% respectively.

4 A portion of the brokerage commissions that the VIP Growth Portfolio, the VIP II Contrafund® Portfolio, and the VIP III Growth Opportunities Portfolio pay was used to reduce the other expenses for the Portfolios. In addition, these Portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the other expenses for the VIP Growth Portfolio would have been 0.07%, decreasing the VIP Growth Portfolio’s total fund expenses to 0.75%; the other expenses for the VIP II Contrafund® Portfolio would have been 0.07%, decreasing the VIP II Contrafund® Portfolio’s total fund expenses to 0.65%; and the other expenses for the VIP III Growth Opportunities Portfolio would have been 0.10%, decreasing the VIP III Growth Opportunities Portfolio’s total fund expenses to 0.78%.

5 Certain expenses of the INVESCO VIF-Health Sciences Fund and INVESCO VIF-Technology Fund are being absorbed voluntarily by INVESCO pursuant to a commitment to the Funds. Without the absorption of such expenses, INVESCO VIF-Health Sciences Fund’s other expenses and total fund expenses would have been 3.57% and 4.32%, respectively and INVESCO VIF-Technology Fund’s other expenses and total fund expenses would have been 5.85% and 6.60%, respectively.

6 On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton International Equity Fund, effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund’s expenses after 5/1/00 would be estimated as: Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%.

7 Prior to May 1, 2000, this Fund was called BT Small Cap Index Fund.

8 Prior to May 1, 2000, this Fund was called Templeton International Fund.
Table Of Fees And Expenses

9 Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee. All expenses are shown without the effect of expense offset arrangements.

10 Effective May 1, 2000, the MML Equity Index Fund consists of different share classes. Effective May 1, 2000, we agreed to bear expenses of the MML Equity Index Fund – Class I Shares (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.35% of the average daily net asset value of the Fund through April 30, 2001. The expenses shown for the MML Equity Index Fund – Class I Shares include this reimbursement. If not included, the other expenses for this Fund in 2000 are estimated to be 0.40%.

11 The fund’s Class 2 distribution plan or “rule 12b-2 plan” is described in the fund’s prospectus.

(See the funds’ prospectuses for more information.)

Table Of Fees And Expenses

Example

The following example is designed to help you understand the expenses in the certificate. The example shows the cumulative expenses you would pay assuming you invested $1,000 in a certificate and allocated all of it to a fund which earned 5% each year. The example assumes that you withdrew all your money or decided to begin the income phase at the end of each year shown. (Currently, the income phase is not available until the end of your 1st certificate year.) All the expenses shown in the table of fees and expenses, including the annual fund expenses, are assumed to apply.

Sub-Account	Year	1	3	5	10

American Century VP Income & Growth		$23	$71	$121	$260
American Century VP Value		26	80	137	291

Calvert Social Balanced		25	77	131	280
Deutsche VIT EAFE® Equity Index		22	69	119	255

Deutsche VIT Small Cap Index*		20	63	108	234
Fidelity VIP Growth		24	73	125	267

Fidelity VIP II Contrafund®		23	70	120	257
Fidelity VIP III Growth Opportunities		24	74	126	269

INVESCO VIF Financial Services		30	92	156	329
INVESCO VIF Health Sciences		31	95	161	328

INVESCO VIF Technology		29	90	152	321
Janus Aspen Balanced		23	70	120	257

Janus Aspen Capital Appreciation		23	71	121	259
Janus Aspen Worldwide Growth		23	71	121	260

MFS® Growth With Income		25	76	131	278
MML Blend		20	61	105	226

MML Emerging Growth		28	85	145	307
MML Equity		20	61	104	225

MML Equity Index		20	63	108	234
MML Growth Equity		25	77	132	282

MML Large Cap Value		25	77	132	282
MML Managed Bond		21	65	111	239

MML OTC 100		22	67	114	245
MML Small Cap Growth Equity		28	86	146	309

MML Small Cap Value Equity		24	73	124	266
Oppenheimer Aggressive Growth		23	70	120	257

Oppenheimer Capital Appreciation		23	71	121	260
Oppenheimer Global Securities		23	71	121	259

Oppenheimer High Income		24	72	124	265
Oppenheimer International Growth		27	83	141	299

Oppenheimer Main Street® Growth and Income		24	73	125	268
Oppenheimer Money		21	64	110	237

Oppenheimer Multiple Strategies		23	72	123	263
Oppenheimer Strategic Bond		24	73	125	268

Panorama Growth		21	66	113	242
Panorama Total Return		21	66	114	244

Templeton International Securities**		27	84	143	304
T. Rowe Price Mid-Cap Growth		25	75	129	275

Table Of Fees And Expenses
*	Prior to May 1, 2000, this sub-account was called BT Small Cap Index Sub-Account.
**	Prior to May 1, 2000, this sub-account was called Templeton International Sub-Account.

The purpose of the Table of Fees and Expenses is to assist you in understanding the various costs and expenses that you will incur. The table reflects expenses of the separate account and the funds.

The examples reflect the $40 annual contract maintenance charge as an annual charge of 0.08% of the assets. This charge is based on an anticipated average contract value of $50,000.

The examples do not reflect any premium taxes. However, premium taxes may apply.

The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

There is an accumulation unit value history in Appendix A—Condensed Financial Information.

Table Of Fees And Expenses

The Company

Massachusetts Mutual Life Insurance Company, (“MassMutual”) is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851. It is currently licensed to transact life, accident, and health insurance business in all states, the District of Columbia, Puerto Rico and certain provinces of Canada. MassMutual had consolidated statutory assets in excess of $70 billion and estimated total assets under management of $206.6 billion as of December 31, 1999.

The Panorama Passage Individual Certificate Issued under a Group Deferred Variable Annuity Contract
General Overview

This annuity is a certificate between you, the participant and us, Massachusetts Mutual Life Insurance Company. The certificate is intended for retirement savings or other long-term investment purposes. We do not assess a sales charge when you make a purchase payment or if you withdraw any part of your certificate value.

In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate. According to your certificate, this date must be at least 5 years from when you purchase the certificate. However, we currently allow you to select a date that is at least 1 year from when you purchase the certificate.

The certificate, like all deferred annuity certificates, has two phases—the accumulation phase and the income phase. Your certificate is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase we provide a death benefit. You can choose from three death benefit choices. Once you begin receiving annuity payments, your certificate enters the income phase.

You are not taxed on certificate earnings until you take money from your certificate. This is known as tax deferral.

The certificate is called a flexible premium annuity because you may select the timing, amount and number of purchase payments.

The certificate is called a variable annuity because you can choose to allocate your purchase payments among various funds. Your investment choices include thirty-eight funds and three fixed accounts. The amount of money you are able to accumulate in your certificate during the accumulation phase depends upon the amount of your purchase payments, the investment performance of the funds you select and the interest we credit to any amounts you invest in the fixed accounts.

At the beginning of the income phase, you can choose to receive annuity payments on a variable basis, fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments you receive will fluctuate depending on the investment performance of the funds you select for the income phase. If you choose to receive payments on a fixed basis, the payments you receive will remain level.

The Company/General Overview

Ownership

Contract Owner

The contract owner is the person or non-natural person who maintains the ownership rights stated in the contract that are not delegated to the participants. The owner of the contract is usually an employer, trustee or other sponsor of a group that is comprised of participants. If the contract is purchased as part of an employee benefit plan, the plan may govern which ownership rights are maintained by the contract owner and which are delegated to participants.

Participant

The participant is named at time of application. The participant can be an individual or a non-natural person. We will not issue a certificate to you if you have reached your 85th birthday as of the date we proposed to issue the certificate.

As the participant of the certificate, you exercise all rights under the certificate. The participant names the beneficiary. You may change the participant of the certificate at any time prior to the annuity date by written request. If you change the participant, the change is subject to our underwriting rules. Changing the participant may result in tax consequences. On and after the annuity date, you continue as the participant.

Joint Participant

The certificate can be owned by joint participants. Unless prohibited by a state, only you and your spouse can be joint participants. We will not issue a certificate to you if either proposed joint participant has reached their 85th birthday as of the date we proposed to issue the certificate.

Upon the death of either joint participant, the surviving spouse will be the designated beneficiary and may continue the certificate unless prohibited by a state. We will treat any other beneficiary designation at the time of death as a contingent beneficiary. Unless otherwise indicated on the application, both signatures will be required for all transactions, if there are joint participants.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a certificate to you if the proposed annuitant has reached his/her 85th birthday as of the date we proposed to issue the certificate. You may change the annuitant before the annuity date, subject to our underwriting rules. However, the annuitant may not be changed on a certificate owned by a non-natural person.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die. If you name an irrevocable beneficiary, you must get consent from the irrevocable beneficiary to change the beneficiary.

A beneficiary who is your surviving spouse may elect to continue the certificate in his or her own name, elect a lump sum payment of the death benefit, or apply the death benefit to an annuity option.

Ownership

Purchasing a Certificate

Purchase Payments

The minimum amount we accept for your initial purchase payment is $25,000.

You can make additional purchase payments of $250 or more to your certificate. We will accept as little as $100 if you have selected our automatic investment plan option.

The maximum amount of cumulative purchase payments we accept without our prior approval is based on your age when we issued the certificate. The maximum amount is:

•	$1 million up to age 75 [1] /2; or

•	$500,000 if older than age 75 [1] /2.

If the participant is not a natural person, these purchase payment limits will apply to the annuitant’s age. If there are joint participants, age refers to the oldest participant.

You may make your initial purchase payment by giving it and your complete application to your agent/broker. You can make additional purchase payments by mailing them to our Annuity Service Center. You may also instruct your bank to wire transfer funds to:

Chase Manhattan Bank, New York,
New York
ABA #021000021
MassMutual Account 323131921
Ref: Certificate #
Name: (Your Name)

We have the right to reject any application or purchase payment.

Allocation of Purchase Payments

When you purchase your certificate, you choose how we will apply your purchase payments among the investment choices. If you make additional purchase payments, we will apply them in the same way as your first purchase payment, unless you tell us otherwise.

Once we receive your purchase payment and the necessary information at our Annuity Service Center, we will issue your certificate and apply your first purchase payment within 2 business days. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

If you add more money to your certificate by making additional purchase payments, we will credit these amounts to your certificate on the business day we receive them at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our Annuity Service Center on a non-business day or after the business day closes, we will credit the amount to your certificate effective the next business day.
Purchasing a Certificate

Investment Choices

The Separate Account

We established a separate account, Massachusetts Mutual Variable Annuity Separate Account 4 (separate account), to hold the assets that underlie the certificates. Our Board of Directors adopted a resolution to establish the separate account under Massachusetts insurance law on July 9, 1997. We have registered the separate account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

We own the assets of the separate account. However, those separate account assets equal to the reserves and other certificate liabilities are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to, or charged against, the certificates and not against any other certificates we may issue.

We established a segment of the separate account for the certificates. We currently divide this segment into 38 sub-accounts. Each of these sub-accounts invests in a fund. You bear the complete investment risk for purchase payments that you allocate to a fund.

The Funds

The certificate offers 38 funds which are listed below. Additional funds may be added in the future.

American Century Variable Portfolios, Inc.

American Century Variable Portfolios, Inc. (“American Century VP”) was organized as a Maryland corporation in 1987 and is a diversified, open-end management investment company. American Century Investment Management, Inc. (“American Century”) is the investment manager of American Century VP. American Century has been providing investment advisory services to investment companies and institutional investors since it was founded in 1958. American Century’s address is American Century Tower, 4500 Main Street, Kansas City Missouri 64111.
American Century VP Income & Growth Fund.  The American Century VP Income & Growth Fund seeks dividend growth, income and capital appreciation by investing in common stocks.

American Century VP Value Fund.  The American Century VP Value Fund seeks long-term capital growth by investing primarily in common stocks that the management team believes to be undervalued at the time of purchase. Income is a secondary objective.

Calvert Variable Series, Inc.

Calvert Variable Series, Inc. is a management investment company consisting of separate portfolios of investments. Calvert Asset Management Company, Inc. (“CAMCO”) is the investment adviser to Calvert Variable Series, Inc. CAMCO is located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814. CAMCO has retained NCM Capital Management Group, Inc. to serve as sub-adviser to the Calvert Social Balanced Portfolio.

Calvert Social Balanced Portfolio.  The Calvert Social Balanced Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity, and which satisfy the investment and social criteria.

Deutsche Asset Management VIT Funds

Deutsche Asset Management VIT Funds (“Deutsche VIT Funds”) was organized as a Massachusetts business trust in 1996. Prior to May 1, 2000, Deutsche VIT Funds was called BT Insurance Funds Trust. Deutsche VIT Small Cap Index Fund and Deutsche EAFE® Equity Index Fund are separate series of the Deutsche VIT Funds.

Bankers Trust Company is the investment adviser to the Deutsche VIT Small Cap Index Fund and the Deutsche VIT EAFE® Equity Index Fund. Bankers Trust Company is located at 130 Liberty Street, New York, NY 10006.

Investment Choices

Deutsche VIT EAFE® Equity Index Fund.  The Deutsche VIT EAFE® Equity Index Fund seeks to match, before expenses, the risk and return characteristics of the MSCI EAFE® Index*. The Fund will invest primarily in common stocks of companies that compose the EAFE® Index, in approximately the same weightings as the EAFE® Index.

*The MSCI EAFE® Index is the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service of Morgan Stanley and has been licensed for use by Bankers Trust Company.

Deutsche VIT Small Cap Index Fund*.  The Deutsche VIT Small Cap Index Fund seeks to match, as closely as possible, before expenses, the performance of the Russell 2000® Small Stock Index**, which emphasizes stocks of small U.S. companies.

  *Prior to May 1, 2000, this Fund was called BT Small Cap Index Fund.
**Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell Indexes which have been licensed for use by Bankers Trust Company.

Fidelity® Variable Insurance Products Fund

Fidelity Variable Insurance Products Fund (“VIP”) is an open-end management investment company organized as a Massachusetts business trust in 1981. Fidelity’s VIP Growth Portfolio is a diversified fund of VIP.

Fidelity Management & Research Company (“FMR”) is the investment adviser to Fidelity VIP Growth Portfolio. FMR is the management arm of Fidelity Investments®. Fidelity Investments has its principal place of business address at 82 Devonshire Street, Boston, MA 02109.

Fidelity VIP Growth Portfolio – Service Class.  Fidelity VIP Growth Portfolio seeks to achieve capital appreciation by investing primarily in common stocks. This Portfolio invests in companies that the manager believes have above-average growth potential.

Fidelity® Variable Insurance Products Fund II

Fidelity Variable Insurance Products Fund II (“VIP II”) is an open-end management investment company, organized as a Massachusetts business trust in 1988. Fidelity VIP II Contrafund® Portfolio is a diversified fund of VIP II.

FMR is the investment adviser to Fidelity VIP II Contrafund® Portfolio.

Fidelity Management & Research (U.K.) Inc. (“FMR U.K.”), in London, England, and Fidelity Management & Research (Far East) Inc. (“FMR Far East”), in Tokyo, Japan, assist FMR with foreign investments. They each serve as subadvisors for Fidelity VIP II Contrafund® Portfolio.

Fidelity VIP II Contrafund® Portfolio – Initial Class.  Fidelity VIP II Contrafund® Portfolio seeks long term capital appreciation by investing in the securities of companies whose value is not fully recognized by the public.

Fidelity Variable Insurance Products Fund III

Fidelity Variable Insurance Products Fund III (“VIP III”) is an open-end management investment company organized as a Massachusetts business trust in 1994. Fidelity VIP III Growth Opportunities Portfolio is a diversified fund of VIP III.

FMR is the investment adviser to Fidelity VIP III Growth Opportunities Portfolio. FMR U.K. and FMR Far East assist FMR with foreign investments. They each serve as subadvisors for Fidelity VIP III Growth Opportunities Portfolio.

Fidelity VIP III Growth Opportunities Portfolio – Service Class.  Fidelity VIP III Growth Opportunities Portfolio seeks to provide capital growth by investing primarily in common stocks.

Franklin Templeton Variable Insurance Products Trust

The Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton Trust”) is an open-end management investment company organized as a Massachusetts business trust on February 25, 1988. Prior to May 1, 2000, the Franklin Templeton Trust was called the Templeton Variable Products Series Fund. The Templeton International Securities Fund is a separate series of the Franklin Templeton Trust.

Templeton Investment Counsel, Inc. (“Templeton Investment Counsel”) is the investment manager of the Templeton International Securities Fund. Templeton Investment Counsel is located at 500 East Broward Boulevard, Fort Lauderdale, FL 33394-3091.
Investment Choices

Templeton International Securities Fund – Class 2 Shares.*  The Templeton International Securities Fund seeks long-term capital growth. The Fund invests primarily in the equity securities of companies located outside the U.S., including emerging markets.

*Prior to May 1, 2000, this Fund was called Templeton International Fund.

INVESCO Variable Investment Funds, Inc.

INVESCO Variable Investment Funds (“INVESCO VIF”) is an open-end, diversified, no-load management investment company organized as a Maryland corporation in 1993. INVESCO Funds Group, Inc. (“INVESCO”) is the investment adviser to INVESCO VIF. INVESCO is located at 7800 East Union Avenue, Denver, Colorado 80237.

INVESCO VIF—Financial Services Fund.  The INVESCO VIF—Financial Services Fund seeks capital appreciation and normally invests primarily in the equity securities of companies involved in the financial services sector.

INVESCO VIF—Health Sciences Fund.  The INVESCO VIF—Health Sciences Fund seeks capital appreciation and invests primarily in the equity securities of companies that develop, produce or distribute products or services related to health care.

INVESCO VIF—Technology Fund.  The INVESCO VIF—Technology Fund seeks capital appreciation and normally invests primarily in the equity securities of companies engaged in technology-related industries.

Janus Aspen Series

Janus Aspen Series (“Janus Aspen”) is an open-end management investment company. Janus Aspen Worldwide Growth Portfolio, Janus Aspen Capital Appreciation Portfolio and Janus Aspen Balanced Portfolio are each a separate series of Janus Aspen.

Janus Capital is the investment adviser to the Janus Aspen Worldwide Growth Portfolio, the Janus Aspen Capital Appreciation Portfolio and Janus Aspen Balanced Portfolio. Janus Capital is located at 100 Fillmore Street, Denver, CO 80206-4928.

Janus Aspen Balanced Portfolio.  The Janus Aspen Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Janus Aspen Capital Appreciation Portfolio.  The Janus Aspen Capital Appreciation Portfolio seeks long-term growth of capital. The Portfolio invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

Janus Aspen Worldwide Growth Portfolio.  The Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio invests primarily in common stocks of companies of any size throughout the world.

MFS Variable Insurance Trust  SM

The MFS® Variable Insurance Trust SM (“MFS Trust”) is an open-end management investment company, organized as a Massachusetts business trust in 1994. The MFS® Growth With Income Series is a separate series of the MFS Trust.

Massachusetts Financial Services Company (“MFS”) advises the MFS® Growth With Income Series. MFS is located at 500 Boylston Street, Boston, MA 02116.

MFS® Growth With Income Series.  The MFS® Growth With Income Series seeks to provide reasonable current income and long-term growth of capital and income. This Series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities.

MML Series Investment Fund (“MML Trust”)

MML Trust is a no-load, open-end, investment company having eleven series of shares each of which has different investment objectives designed to meet different investment needs. MassMutual serves as the investment adviser to the MML Trust.

MassMutual has entered into a subadvisory agreement with David L. Babson and Company, Inc. (“Babson”), a controlled subsidiary of the MassMutual, whereby Babson manages the investment of the assets of the MML Small Cap Value Equity Fund, the MML Equity Fund, the MML Blend Fund, and the MML Managed Bond Fund.

MassMutual has entered into a subadvisory agreement with Massachusetts Financial Services Company (“MFS”), whereby MFS manages the investment of the MML Growth Equity Fund.

MassMutual has entered into subadvisory agreements with J.P. Morgan Investment Management Company Inc. (“J.P. Morgan”) and Waddell & Reed Investment Management Company (“Waddell & Reed”), whereby J.P. Morgan and Waddell & Reed each manage 50% of the portfolio of MML Small Cap Growth Equity Fund.

MassMutual has entered into a subadvisory agreement with Bankers Trust Company (“Bankers Trust”) whereby Bankers Trust manages the investments of the MML Equity Index Fund and the MML OTC 100 Fund.

MassMutual has entered into a subadvisory agreement with RS Investment Management Investment, Inc. whereby RS Investment Management, Inc. manages the investments of the MML Emerging Growth Fund.

MassMutual has entered into a subadvisory agreement with Davis Selected Advisers L.P. whereby Davis Selected Advisers L.P. manages the investments of the MML Large Cap Value Fund.

MML Blend Fund.  The MML Blend Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed income, and money market securities.

MML Emerging Growth Fund. The MML Emerging Growth Fund seeks capital appreciation by investing in smaller, rapidly growing emerging companies.

MML Equity Fund.  The MML Equity Fund seeks to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income by investing in equity securities.

MML Equity Index Fund – Class I Shares.  The MML Equity Index Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Index® 1 .

1 “Standard & Poor’s”, “Standard & Poor’s 500” and “S&P 500” are trademarks of The McGraw-Hill Companies and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies (“S&P”), or The McGraw-Hill Companies, Inc. Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

MML Growth Equity Fund.  The MML Growth Equity Fund seeks long-term growth of capital and future income by investing primarily in equity securities of companies with long-term growth potential.

MML Large Cap Value Fund. The MML Large Cap Value Fund seeks both capital growth and income by selecting high quality, large capitalization companies in the S&P 500 Index®.

MML Managed Bond Fund. The MML Managed Bond Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment grade debt securities.

MML OTC 100 Fund. The MML OTC 100 Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the largest publicly traded over-the-counter common stocks.

MML Small Cap Growth Equity Fund.  The MML Small Cap Growth Equity Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies with long-term growth potential.

MML Small Cap Value Equity Fund.  The MML Small Cap Value Equity Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

Oppenheimer Variable Account Funds

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an investment company consisting of 10 separate series of shares known as funds.
Investment Choices

The Oppenheimer Funds are advised by OppenheimerFunds, Inc. (“OFI”). OFI has operated as an investment adviser since 1959 and, together with a subsidiary, manages companies with $120 billion in assets and 5 million shareholder accounts as of December 31, 1999. OFI is owned by Oppenheimer Acquisition Corporation, a holding company that is owned in part by senior officers for OFI and controlled by MassMutual. The address of OFI is Two World Trade Center, New York, NY 10048-0203.

Oppenheimer Aggressive Growth Fund/VA.  The Oppenheimer Aggressive Growth Fund/VA seeks capital appreciation by investing in “growth-type” companies.

Oppenheimer Capital Appreciation Fund/VA.  The Oppenheimer Capital Appreciation Fund/VA seeks capital appreciation by investing in securities of well-known established companies. The Fund invests mainly in equity securities.

Oppenheimer Global Securities Fund/VA.  The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations which are considered to have appreciation possibilities. The Fund invests mainly in equity securities of U.S. and foreign issuers.

Oppenheimer High Income Fund/VA.  The Oppenheimer High Income Fund/VA seeks a high level of current income. The Fund invests mainly in lower-grade, high-yield debt securities. These lower grade securities are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities.

Oppenheimer Main Street® Growth & Income Fund/VA.  The Oppenheimer Main Street Growth & Income Fund/VA seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities.

Oppenheimer Money Fund/VA.  The Oppenheimer Money Fund/VA seeks maximum current income from investments in money market securities that is consistent with low capital risk and maintenance of liquidity. The Fund invests in short-term, high quality “money market” instruments.

Oppenheimer Multiple Strategies Fund/VA. The Oppenheimer Multiple Strategies Fund/VA seeks a total investment return, which includes current income and capital appreciation in the value of its shares. This Fund allocates its investments among common stocks, debt securities, and “money market” instruments.

Oppenheimer Strategic Bond Fund/VA.  The Oppenheimer Strategic Bond Fund/VA seeks a high level of current income by investing mainly in three market sectors: debt securities of foreign governments and companies; U.S. Government securities; and lower-rated high-yield securities of U.S. and foreign companies.

Panorama Series Fund, Inc.

Panorama Series Fund, Inc. (“Panorama Fund”) is an open-end investment company. OFI is also the investment adviser to the Panorama Fund.

Oppenheimer International Growth Fund/VA.  The Oppenheimer International Growth Fund/VA seeks long-term growth of capital by investing primarily in equity securities of companies wherever located, the primary stock market of which is outside the United States.

Panorama Growth Portfolio.  The Panorama Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better than anticipated earnings. Realization of current income is a secondary consideration.

Panorama Total Return Portfolio.  The Panorama Total Return Portfolio seeks to maximize total investment return (including both capital appreciation and income) by allocating its assets among stocks, corporate bonds, U.S. Government securities and its instrumentalities, and money market instruments according to changing market conditions.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc. is a diversified, open-end investment company incorporated in Maryland in 1994. The T. Rowe Price Mid-Cap Growth Portfolio is a separate series of shares of T. Rowe Price Equity Series, Inc. T. Rowe Price Associates, Inc. (“T. Rowe Price”) was founded in 1937 and is the investment adviser to the Portfolio. Its business address is 100 East Pratt Street, Baltimore, MD 21202.

T. Rowe Price Mid-Cap Growth Portfolio.  The T. Rowe Price Mid-Cap Growth Portfolio seeks long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. Current copies of the fund prospectuses are attached to this prospectus. You should read the information contained in the funds’ prospectuses carefully before investing.

The Fixed Accounts

We offer three fixed accounts as investment options—two fixed accounts for Dollar Cost Averaging (the “DCA Fixed Accounts”), each with a different maximum term, and The Fixed Account (collectively, “the fixed accounts”). The fixed accounts are investment options within our general account.

Amounts that you allocate to the fixed accounts become part of our general account assets and are subject to the claims of all our creditors. All of our general account assets will be available to fund benefits under a certificate.

You do not participate in the investment performance of the assets in the fixed accounts. Instead, we credit your certificate with interest at a specified rate that we declare in advance. We guarantee this rate will be at least 3% per year. We may credit a higher rate of interest at our discretion.

DCA Fixed Accounts.  Each DCA Fixed Account is a fixed account from which assets are systematically transferred to any fund(s). During the accumulation phase, you may choose to have your purchase payments allocated to a DCA Fixed Account for the period of the DCA Fixed Account Term (DCA Term). Your election must be in writing.

Currently, you have a choice of two DCA Fixed Accounts:

(a)	DCA Fixed Account with a DCA Term of 6 months; or

(b)	DCA Fixed Account with a DCA Term of 12 months.

To the extent permitted by law, we reserve the right to change the duration of the DCA Terms in the future. You may participate in one DCA Fixed Account at a time.

We will only accept a purchase payment as of the beginning of a DCA Term. We will only accept a new purchase payment of at least $5,000. Purchase payments which originate from any contract, certificate or policy issued by us or any of our affiliates cannot be allocated to a DCA Fixed Account. You cannot transfer current certificate values to a DCA Fixed Account. We reserve the right to reject purchase payments.

We make scheduled monthly transfers from the DCA Fixed Account according to the rules of our Dollar Cost Averaging Program. The first transfer will occur 5 business days after we establish your account. You may not make unscheduled transfers or take partial withdrawals from the DCA Fixed Account.

We reserve the right to assess a fee for processing transactions under the DCA Fixed Account.

If you elect to make an allocation to a DCA Fixed Account at a time when your annuity date would be less than your elected DCA Term, the expiration of your DCA Term will be your annuity date. No amounts will remain in the DCA Fixed Account after the expiration of the DCA Term. We guarantee the interest rate for the full DCA Term.

The Fixed Account.  You may allocate purchase payments to The Fixed Account. You can also make transfers of your certificate value into or out of The Fixed Account, subject to certain limitations.
Investment Choices

Certificate Value

Your certificate value is the sum of your value in the separate account and the fixed account(s).

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your certificate value, we use a unit of measure called an accumulation unit. During the income phase of your certificate we call the unit an annuity unit.

Accumulation Units

Every business day we determine the value of an accumulation unit for each of the funds. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other charges.

The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment, we credit your certificate with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a fund by the value of the accumulation unit for that fund. When you make a withdrawal, we deduct from your certificate accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each investment portfolio after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your certificate value.

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Oppenheimer Money Fund/VA. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Oppenheimer Money Fund/VA is $13.90. We then divide $5,000 by $13.90 and credit your certificate on Monday night with 359.71 accumulation units for the Oppenheimer Money Fund/VA.
Transfers

You can transfer all or part of your certificate value. You can make transfers by telephone or by other means we authorize. To make transfers other than by telephone you must submit a written request. If you own the certificate with a joint participant, we will accept transfer instructions from either you or the other participant, unless we are instructed otherwise. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

Your transfer is effective on the business day at the accumulation unit values next determined after we receive your fully completed request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your fully completed transfer request at our Annuity Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Accumulation Phase

You may transfer all or part of your assets in a fund or The Fixed Account. You can make a transfer to or from The Fixed Account and to or from any fund. You can make 12 transfers every calendar year during the accumulation phase without charge. If you make more than 12 transfers in a year, we reserve the right to deduct a transfer fee. The fee is $20 per transfer or, if less, 2% of the amount you transfer. Any transfers you make by using our automated voice response system or the internet (subject to state availability) are not subject to the assessment of a transfer fee and therefore, do not count toward your 12 free transfers every calendar year.

The following rules apply to any transfer during the accumulation phase:

(1)	The minimum amount which you can transfer is:

•	$1,000; or

•	the entire value in a fund or The Fixed Account, if less.

Certificate Value

After a transfer, the minimum amount which must remain in the fund is $1,000 unless you transfer the entire fund value. We waive these requirements if the transfer is made in connection with the Rebalancing Program.

(2)	You must clearly indicate the amount and investment choices from and to which you wish to transfer.

(3)
During any certificate year, we limit transfers out of The Fixed Account to 30% of your certificate value in The Fixed Account as of the end of the previous certificate year. We measure a certificate year from the anniversary of the day we issued your certificate. Transfers out of The Fixed Account are done on a first-in, first-out basis. In other words, amounts attributed to the oldest purchase payments are transferred first; then amounts attributed to the next oldest purchase payment are transferred; and so on.

(4)
We do not allow transfers between competing accounts. For this purpose, we consider The Fixed Account and the Oppenheimer Money Fund/VA “competing accounts.” We restrict other transfers involving any competing account for certain periods:

•	for a period of 90 days following a transfer out of a competing account, you may not transfer into the other competing account.

•	for a period of 90 days following a transfer into a competing account, you may not transfer out of the other competing account.

(5)	We do not count transfers made as part of the Dollar Cost Averaging Program or the Rebalancing Program in determining the number of transfers you make in a year.

Transfers During the Income Phase

You may make 6 transfers between the funds each calendar year without incurring a fee. You cannot transfer certificate value from the general account to a fund, but you can transfer certificate value from one or more funds to the general account once a certificate year. The minimum amount which you can transfer is $1,000 or your entire interest in the fund, if less. After a transfer, the minimum amount which must remain in a fund is $1,000 unless you have transferred the entire value.

We have the right to terminate, suspend or modify these transfer provisions.

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows you to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. The Dollar Cost Averaging Program is available only during the accumulation phase.

Dollar Cost Averaging does not assure a profit and does not protect you against loss in declining markets. Since Dollar Cost Averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels. The minimum amount you can transfer is $250.

The minimum duration of participation in any Dollar Cost Averaging Program is currently 6 months. You can choose the frequency at which the Dollar Cost Averaging transfers are to be made, i.e., monthly, quarterly, semi-annually or annually. You will also choose the specific date when the first Dollar Cost Averaging transfer is made. However, if you select a date that is less than 5 business days from the date the election form is received at our Annuity Service Center, we may defer the first transfer for one month. If you do not select a start date, we will automatically start the Dollar Cost Averaging Program within 5 business days from the date we receive your election form. You may make changes to your selection, including termination of the program, by written request.

If you participate in the Dollar Cost Averaging Program, we do not take the transfers made under the program into account in determining any transfer fee.

We consider each DCA Fixed Account to be a Dollar Cost Averaging Program. You can only participate in one Dollar Cost Averaging Program at a time. Further, if you are participating in the Dollar Cost Averaging Program you cannot also participate in the Rebalancing Program or a DCA Fixed Account.

The Dollar Cost Averaging option will terminate:

•	if you withdraw your total certificate value;

•	upon your death or the annuitant’s death;

•	if the last transfer you selected has been made;

•	if there is insufficient certificate value to make the transfer; or

•	if we receive from you a written request to terminate the program at our Annuity Service Center at least 5 business days prior to the next transfer date. This does not apply to the DCA Fixed Account.

We currently do not charge you for participation in the Dollar Cost Averaging Program. However, we reserve the right to charge for this feature in the future. We have the right to modify, terminate or suspend any Dollar Cost Averaging Program.

Automatic Rebalancing Program

Over time, the performance of each fund may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your certificate to return to your original percentage allocations by selecting our Automatic Rebalancing Program. You can tell us whether to rebalance monthly, quarterly, semi-annually or annually. The Automatic Rebalancing Program is available only during the accumulation phase. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.

You cannot participate in the Automatic Rebalancing Program if you have purchase payments allocated to the fixed accounts. You cannot participate in the Automatic Rebalancing Program if you are participating in a Dollar Cost Averaging Program or Interest Sweep Option.

You can terminate the Automatic Rebalancing Program at anytime by giving us written notice. Any unscheduled transfer request will automatically terminate the Automatic Rebalancing Program election.

Example:

Assume that you want your initial purchase payment split between 2 funds. You want 40% to be in the MML Managed Bond Fund and 60% to be in the Panorama Growth Portfolio. Over the next 2  1 /2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MML Managed Bond Fund now represents 50% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the MML Managed Bond Fund to bring its value back to 40% and use the money to buy more units in the Panorama Growth Portfolio to increase those holdings to 60%.

Interest Sweep Option

Under this program, we will automatically transfer earnings from your certificate value in The Fixed Account to one or more selected funds. By allocating these earnings to the funds, you can pursue further growth in the value of your certificate through more aggressive investments. However, the interest sweep option does not assure profit and does not protect against loss in declining markets. The interest sweep option is available only during the accumulation phase. You may request that the earnings be transferred from The Fixed Account on a monthly, quarterly, semiannual or annual frequency.

While the program is in effect, you can adjust your allocations as necessary.

This program will terminate:

•	if you withdraw the total certificate value from The Fixed Account;

•	upon your death;

•	if you begin the income phase of your certificate; or

•	if we receive your written request to terminate the program at least 5 business days prior to the next scheduled transfer date.

You may not participate in the Interest Sweep Option if you are participating in a Dollar Cost Averaging Program or Automatic Rebalancing Program.

Certificate Value

Withdrawals

During the accumulation phase you may make either partial or total withdrawals of your certificate value. Your withdrawal is effective on the business day we receive your written request at our Annuity Service Center. If we receive your fully completed surrender form at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. We will pay any withdrawal amount within 7 days of our receipt of your fully completed surrender form at our Annuity Service Center unless we are required to suspend or postpone withdrawal payments.

Unless you instruct us otherwise, we will take any partial withdrawal proportionally from your certificate value in the funds and The Fixed Account. You must withdraw at least $250 or the entire value in a fund or The Fixed Account, if less. We require that after you make a partial withdrawal you keep at least $25,000 in your certificate, unless you are taking distributions as required by the Internal Revenue Code or receiving payments under the Systematic Withdrawal Program.

When you make a total withdrawal you will receive the value of your certificate:

•	less any applicable premium tax;

•	less any certificate maintenance charge; and

•	less any purchase payments we credited to your certificate that have not cleared the bank, until they clear the bank.

Systematic Withdrawal Program

This program provides for an automatic monthly, quarterly, semi-annual or annual payment to you from your certificate of at least $250. Your certificate value must be at least $25,000 to initiate the withdrawal plan. Currently, we do not have a charge for this program, but we reserve the right to charge in the future.

Your systematic withdrawal program will begin on the start date you selected as long as we receive a fully completed written request at our Annuity Service Center at least 5 business days before the start date you selected. If you elect to receive your payment pursuant to an electronic funds transfer (“EFT”), we must receive a fully completed written request at least 10 business days before the start date you elected.

We may defer the start of your systematic withdrawal program for one month if the start date you selected is less than 5 business days (10 business days for an EFT) after we receive your written request. If you do not select a start date, we will automatically begin systematic withdrawals within 5 business days (10 business days for an EFT) after we receive your request. Your request must be in writing. If you are currently participating in a Systematic Withdrawal Program and you want to begin receiving your payments pursuant to an EFT, we will need 10 business days notice to implement this change.

If you terminate your Systematic Withdrawal Program from The Fixed Account, you may not elect a new program involving withdrawals from The Fixed Account for 6 months.

Your systematic withdrawal program ends:

•	if you withdraw your total certificate value;

•	upon your death or the annuitant’s death;

•	if we process the last withdrawal you selected;

•	if your value in a selected fund or The Fixed Account is insufficient to complete the withdrawal;

•	if you begin receiving annuity payments; or

•	if you give us a written request to terminate your program. We must receive your request at least 5 business days before the next withdrawal date.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.
Certificate Value

Expenses

There are charges and other expenses associated with the certificates that reduce the return on your investment in the certificate. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts: (1) the mortality and expense risk charge and (2) the administrative charge.

Mortality and Expense Risk Charge

The mortality and expense risk charge is for:

•
the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase; and

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the certificate.

For certificate years 1 through 10, the mortality and expense risk charge is currently equal, on an annual basis, to 1.34% of the daily value of the assets invested in each fund, after fund expenses are deducted. For certificate years 11 and after, this charge currently equals 1.09% of the daily value of the assets invested in each fund, after fund expenses are deducted.

We may increase the mortality and expense risk charge, but it will not exceed 1.50% in certificate years 1 through 10, or 1.35% in certificate years 11 and after.

Administrative Charge

This charge reimburses us for the expenses associated with the administration of the certificate and the separate account. Some of these expenses are: preparation of the certificate, confirmations, annual reports and statements, maintenance of certificate records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.

Currently this charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. This charge is guaranteed not to be greater than 0.25%.

Annual Certificate Maintenance Charge

At the end of each certificate year, we deduct $40 from your certificate as an annual certificate maintenance charge. We may increase this charge, but it will not exceed $60. If we increase this charge, we will give you 90 days prior notice. Currently, we will not deduct this charge if, when we are to make the deduction, the value of your certificate is $100,000 or more. Furthermore, if you purchased your certificate prior to December 31, 2000 and your certificate value is $100,000 or more at the end of your fifth certificate year, we will apply a one-time credit to your certificate value equal to the amount of any annual certificate maintenance charges that you paid during your first five certificate years. We will apply this credit to the Oppenheimer Money Fund/VA. Subject to state regulations, we will deduct the annual certificate maintenance charge proportionately from the investment choices you have selected.

If you make a total withdrawal of your certificate, and the certificate value is less than $100,000, we will deduct the full annual certificate maintenance charge. If your certificate enters the income phase on a date other than its certificate anniversary and the certificate value is less than $100,000, we will deduct a pro rata portion of the charge. During the income phase, we will deduct the annual certificate maintenance charge pro rata from each payment regardless of the certificate value.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your certificate value for them. Some of these taxes are due when your certificate is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

During the accumulation phase, you can make 12 free transfers every calendar year. If you make more than 12 transfers a calendar year, we reserve the right to deduct a transfer fee of $20 or 2% of the amount that is transferred, whichever is less. Any transfer you make by using our automatic voice response system or the internet (subject to state availability) are not subject to the assessment of a transfer fee, and therefore, do not count toward your 12 free transfers every calendar year.

If you request to transfer a dollar amount, we will deduct any transfer fee from the amount transferred. If you request to transfer a percentage of your value in an investment choice, we will deduct any transfer fee from the amount remaining in the investment choice. If you transfer the entire amount in an investment choice, we will deduct the transfer fee from the amount you transfer.

During the income phase, we allow 6 transfers and they are not subject to a transfer fee. We consider all transfers made on one business day as one transfer.

Income Taxes

We will deduct from the certificate any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various funds, which are described in the attached fund prospectuses. We may enter into certain arrangements under which we are reimbursed by the funds’ advisors, distributors and/or affiliates for the administrative service that we provide.
Expenses

The Income Phase

If you want to receive regular income from your annuity, you can choose to receive fixed and/or variable annuity payments under one of six options. You can choose the month and year in which those payments begin. We call that date the annuity date. Your annuity date must be the first day of a calendar month. According to your certificate, your annuity date cannot be earlier than 5 years after you buy the certificate. However, we currently allow you to select an annuity date that is at least 1 year after you buy the certificate.

You choose your annuity date when you purchase your certificate. You can change it at any time before the annuity date provided you give us 30 days written notice. If you do not choose an annuity option, we will assume that you selected Option B with 10 years of payments guaranteed.

At the annuity date, you have the same fund choices that you had in the accumulation phase. You can choose whether payments will be fixed, variable, or a combination of both. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the annuity date. Therefore, any amounts in the funds will be applied to a variable payout and any amounts in The Fixed Account will be applied to a fixed payout.

Annuity payments must begin by the earlier of:

(1)	The annuitant’s 90th birthday or the 90th birthday of the oldest joint annuitant;

(2)	Your 90th birthday if you are not the annuitant or the 90th birthday of the oldest joint participant; or

(3)	The latest age permitted under state law.

We make annuity payments based on the age and sex of the annuitant under all options except Option E. We may require proof of age and sex before annuity payments begin.

If your certificate value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100, we reserve the right to change the payment basis to equivalent less frequent payments.

In order to avoid adverse tax consequences, you should begin to take distributions at least equal to the minimum amount required by the Internal Revenue Service, no later than the required beginning date. If your certificate is an IRA that date should be no later than April 1st of the calendar year after the year you reach age 70 1 /2. For qualified plans and TSAs, that date is no later than April 1st of the year following the later of the year you reach 70 1 /2 or the year in which you retire.

Fixed Annuity Payments

If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following 5 things:

•	the value of your certificate on the annuity date;

•	the deduction of premium taxes, if applicable;

•	the deduction of the annual certificate maintenance charge;

•	the annuity option you select; and

•	the age and sex of the annuitant (and the age and sex of the joint annuitant, if any).

Variable Annuity Payments

If you choose variable payments, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following 6 things:

•	the value of your certificate on the annuity date;

•	the deduction of premium taxes, if applicable;

•	the deduction of the annual certificate maintenance charge;

•	the annuity option you select;

•	the age and sex of the annuitant (and the age and sex of the joint annuitant, if any); and

•	an assumed investment rate (AIR) of 4% per year.

The Income Phase

Future variable payments will depend on the performance of the funds you selected. If the actual performance exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Value

In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Annuity Options

The following annuity options are available for fixed or variable payments. After annuity payments begin, you cannot change the annuity option or the frequency of annuity payments. In addition, during the income phase we do not allow withdrawals.

Annuity Option A – Life Income.  Under this option we make fixed and/or variable periodic payments as long as the annuitant is alive. After the annuitant dies we stop making payments.

Annuity Option B – Life Income with Period Certain.  We will make fixed and/or variable periodic payments for a guaranteed period, or as long as the annuitant lives, whichever is longer. The guaranteed period may be 5, 10 or 20 years. If the beneficiary chooses, he/she may elect a lump sum payment equal to the present value of the remaining guaranteed annuity payments.

For a fixed annuity payment under Option B, we compute the present value of the remaining guaranteed annuity payments at a 3% interest rate. For a variable annuity payment under Option B, we compute the present value of the number of annuity units in each fund for the remainder of the guarantee period at the assumed investment rate (AIR). We multiply the present value of these units in each fund by the annuity unit value for that fund on the date we determine the present value. The present value will be the sum of the values determined for each fund.

Annuity Option C – Joint and Last Survivor Payments.  We will make fixed and/or variable periodic payments during the joint lifetime of 2 annuitants. When one dies, we will continue making these payments to the survivor as if both annuitants were alive. We will not make payments after both annuitants have died.

Annuity Option D – Joint and 2/3 Survivor Annuity.  We will make fixed and/or variable periodic payments during the joint lifetime of 2 annuitants. We will continue making payments during the lifetime of the surviving annuitant. We will compute these payments for the surviving annuitant on the basis of two-thirds of the annuity payment (or units) in effect during the joint lifetime. We will not make payments after both annuitants have died.

Annuity Option E – Period Certain.  We will make fixed and/or variable periodic payments for a specified period. The specified period must be at least 5 years and cannot be more than 30 years. In most states, if you do not want payments to continue for the remainder of the specified period, you may elect to have an amount equal to the present value of the remaining guaranteed annuity payments paid as a lump sum or applied to another annuity option.

For a fixed annuity payment under Option E, we compute the present value of the remaining guaranteed annuity payments at a 3% interest rate. For a variable annuity payment under Option E, we compute the present value of the number of annuity units in each fund for the remainder of the guarantee period at the assumed investment rate (AIR). We multiply the present value of these units in each fund by the annuity unit value for that fund on the date we determine the present value. The present value will be the sum of the values determined for each fund.

Annuity Option F – Special Income Settlement Agreement.  We will pay you on a fixed and/or variable basis in accordance with terms agreed upon in writing by both you and us.

Limitation on Payment Options.  If you purchase a certificate as a TSA or an IRA, the Internal Revenue Code imposes restrictions on the types of payment options that you may elect.
The Income Phase

Death Benefit
Death Of Participant During The Accumulation Phase

If you or the joint participant dies during the accumulation phase, we will pay a death benefit to your primary beneficiary. If the joint participant dies, we will treat the surviving joint participant, if any, as the primary beneficiary. We will treat any other beneficiary designation on record at the time of death as a contingent beneficiary.

Your beneficiary may request that the death benefit be paid under one of the death benefit options. If the beneficiary is your spouse, he or she may elect to become the participant of the certificate at the then current certificate value, which may be less than the death benefit. If joint participants die simultaneously, the death benefit will become payable.

You may choose from three death benefits:

• Basic death benefit;

• Reset death benefit; or

• Ratchet death benefit.

You will automatically receive the basic death benefit unless you select one of the other two death benefits. However, if you are age 80 or over when we issue your certificate, the reset death benefit is not available. Therefore, you will automatically receive the basic death benefit unless you select the ratchet death benefit.

If you choose either the reset death benefit or the ratchet death benefit, you will pay an additional charge. You must elect your death benefit at time of issue and cannot change your choice once you elect it.

If the certificate is owned by a non-natural person, participant means annuitant for purposes of determining the death benefit amount.

Death Benefit Amount During The Accumulation Phase

Basic Death Benefit.  You will automatically receive the basic death benefit unless you select one of the other two death benefits. The basic death benefit before you or the oldest joint participant reaches age 80 will be the greater of:

(1)	your purchase payments, less any withdrawals and any applicable charges; or

(2)	your certificate value as of the business day we receive proof of death at our annuity service center and election of the payment method.

If you or the oldest joint participant reaches age 80, the basic death benefit is your certificate value as of the business day we receive proof of death at our Annuity Service Center and election of the payment method.

Reset Death Benefit.  If you choose the reset death benefit, and before the date you or the oldest joint participant reaches age 75, the death benefit will be the greatest of:

(1)	your purchase payments, less any withdrawals and any applicable charges;

(2)	your certificate value as of the business day we receive proof of death at our Annuity Service Center and election of the payment method; or

(3)
your certificate value on the most recent 3 year certificate anniversary, plus any subsequent purchase payments, less any subsequent withdrawals, including any applicable charges. Your first certificate anniversary is one calendar year from the date we issued your certificate.

If you choose the reset death benefit, and you or the oldest joint participant reaches age 75, the death benefit will be the greatest of:

(1)	your purchase payments, less any withdrawals and any applicable charges;

(2)	your certificate value as of the business day we receive proof of death at our Annuity Service Center and election of the payment method; or

(3)
your certificate value on the most recent 3 year certificate anniversary prior to the participant or the oldest joint participant reaching age 75, plus any subsequent purchase payments, less any subsequent withdrawals, including any applicable charges. Your first certificate anniversary is one calendar year from the date we issued your certificate.

We will deduct a quarterly charge for the reset death benefit from the value of the assets in the investment choices. This charge is currently 0.10% on an annual basis of the daily value of the assets invested in the investment choices. We will deduct this charge proportionately from the investment choices you have selected. This charge is guaranteed not to exceed 0.20%.

Ratchet Death Benefit.  If you choose the ratchet death benefit, the death benefit will be the greater of:

(1)	your certificate value as of the business day we receive proof of death at our Annuity Service Center and election of the payment method; or

(2)	the annual ratchet death benefit amount.

We calculate the annual ratchet death benefit amount as follows:

When we issue your certificate, the annual ratchet death benefit is equal to your initial purchase payment. Thereafter, and prior to the date you, or the oldest joint participant or the annuitant if the certificate is owned by a non-natural entity reaches age 80, we will calculate the ratchet death benefit:

a.	when you make a purchase payment;

b.	when you make a partial withdrawal; and

c.	on your certificate anniversary.

You will increase your ratchet death benefit if you make a purchase payment. If you make a subsequent purchase payment, the annual ratchet death benefit is equal to the most recently calculated annual ratchet death benefit plus the additional purchase payment.

You will decrease your ratchet death benefit if you make a partial withdrawal. If you make a withdrawal, the annual ratchet death benefit is equal to the most recently calculated annual ratchet death benefit, minus a withdrawal amount. We calculate the withdrawal amount as follows:

•	divide the amount withdrawn by the most recent certificate value; and

•	multiply it by the most recent annual ratchet death benefit.

On your certificate anniversary, the annual ratchet death benefit is equal to the greater of your certificate value or the most recently calculated annual ratchet death benefit.

If you do not make any additional purchase payments or any withdrawals, the annual ratchet death benefit will be the greatest of all certificate anniversary certificate values on or prior to the date we calculate the death benefit.

When you, or the oldest joint participant, or the annuitant if the certificate is owned by a non-natural entity, reaches age 80, the death benefit is the greater of:

(1)	your certificate value as of the business day we receive proof of death at our Annuity Service Center and election of the payment method; or

(2)
the annual ratchet death benefit amount calculated on the certificate anniversary just prior to age 80, and adjusted for subsequent purchase payments and/or partial withdrawals in the same manner as described under (a) and (b) above.

We will deduct a quarterly charge for the ratchet death benefit from the value of the assets in the investment choices. This charge is currently 0.25% on an annual basis of the daily value of the assets invested in the investment choices. We will deduct this charge proportionately from the investment choices you have selected. This charge is guaranteed not to exceed 0.35% if you were age 60 or less when we issued your certificate; 0.50% if you were age 61 through age 70 when we issued your certificate; or 0.70% if you were age 71 and older when we issued your certificate.
Death Benefit

Death Benefit Payment Options During The Accumulation Phase

A beneficiary who is not your surviving spouse must elect to receive the death benefit under one of the following payment options, in the event you die during the accumulation phase.

Option 1 – lump sum payment of the death benefit; or

Option 2 – the payment of the entire death benefit within 5 years of the date of death; or

Option 3 – payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death or any joint participant.

If a lump sum payment is requested, we will pay the amount within 7 days after we receive due proof of death and other necessary information at our Annuity Service Center unless we are required to suspend or delay payment. Payment to the beneficiary, in any form other than a lump sum, may only be elected during the 60-day period beginning with the date of receipt by us of proof of death.

Death Of Participant During The Income Phase

If you or the joint participant dies during the income phase, but the annuitant is still alive, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of your death.

Death Of Annuitant

If the annuitant, who is not the participant or joint participant, dies during the accumulation phase, you can name a new annuitant subject to the underwriting rules we have in effect at the time. If you do not name an annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the participant is a non-natural person we will treat the death of the annuitant as the death of the participant, and you may not name a new annuitant.

Upon the death of the annuitant on or after the annuity date, the death benefit, if any, is as specified in the annuity option elected. We will pay death benefits at least as rapidly as under the method of distribution in effect at the annuitant’s death.

Death Benefit

Taxes
the type of certificate – qualified or non-qualified (see following sections).

You, as the participant of a non-qualified annuity, will generally not be taxed on increases in the value of your certificate until a distribution occurs – either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

When a non-qualified certificate is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the certificate as an agent for a natural person), the certificate will generally not be treated as an annuity for tax purposes.

Qualified And Non-Qualified Certificates

If you purchase the certificate as an individual and not under any pension plan, specially sponsored program or an individual retirement annuity, your certificate is referred to as a non-qualified certificate.

If you purchase the certificate under a pension plan, specially sponsored program, or an individual retirement annuity (IRA), your certificate is referred to as a qualified certificate. Examples of qualified plans are: deductible and non-deductible IRAs, and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Certificates In General

Annuity certificates are a means of setting aside money for future needs - usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity certificate until you take the money out. This is referred to as tax deferral.

For variable annuity certificates, tax deferral depends on the insurance company and not you having control of the assets held in the separate accounts. You can allocate account value from one fund of the separate account to another but cannot direct the investments each fund makes. If you have too much “investor control” of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

The Internal Revenue Service (IRS) has provided some guidance on investor control but several issues remain unclear. One unanswered question is whether a participant can have too much investor control if the variable certificate offers a large choice of funds in which to invest account values.

We do not know if the IRS will issue any guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the certificate as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

There are different rules as to how you are taxed depending on how you take the money out and Withdrawals – Non-Qualified Certificates

The Code treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity certificate entered into prior to August 14, 1982 and (2) from an annuity certificate entered into after August 14, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity certificate which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals may be exempt from the penalty. They include any amounts:

(1)	paid on or after you reach age 59 [1] /2;

(2)	paid to your beneficiary after you die;

(3)	paid if you become totally disabled (as that term is defined in the Code);

(4)
paid in a series of substantially equal periodic payments made annually (or more frequently) for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

(5)	paid under an immediate annuity; or

(6)	which come from purchase payments made before August 14, 1982.

Withdrawals – Qualified Certificates

If you have no cost basis for your interest in a qualified certificate, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total certificate value. Special tax rules may be available for certain distributions from a qualified certificate.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including certificates issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 408 (Individual Retirement Annuities – IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 [1] /2;

•	distributions made after your death or disability (as defined in Code Section 72(m)(7);

•
after separation from service, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a separation from service is not required);

•	distributions made after separation of service if you have reached age 55 (not applicable to distributions from IRAs);

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made on account of an IRS levy made on a qualified retirement plan or IRA;

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

•
distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days);

•	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7) for the taxable year; and

•	distributions from an IRA which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1 /2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. If required minimum distributions are not made, a 50% penalty tax is imposed on the shortfall amount.

Withdrawals – Tax-Sheltered Annuities

Pursuant to Revenue Ruling 90-24, we will allow partial or full transfers of a participant’s interest in a non-ERISA Tax-Sheltered Annuity to this certificate. However, this certificate cannot be used for salary reduction contributions.

The Code limits the withdrawal of purchase payments made by participants through salary reductions from certain Tax-Sheltered Annuities. Withdrawals of salary reduction amounts and their earnings can only be made when an participant:

(1)	reaches age 59 [1] /2;

(2)	leaves his/her job;

(3)	dies;

(4)	becomes disabled, as that term is defined in the Code; or

(5)	in the case of hardship.

In the case of hardship, the participant can only withdraw the purchase payments and not any earnings. Salary reduction payments cannot be made for 12 months following a hardship withdrawal.

Any certificate value as of December 31, 1988 is not subject to these restrictions. Additionally, return of “excess contributions” or amounts paid to a spouse as a result of a qualified domestic relations order are generally not subject to these restrictions.
Taxes

Other Information

Performance

We may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict the future performance.

Standardized Total Returns

We will show standardized average annual total returns for sub-accounts that have been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the annual certificate maintenance charge and all other separate account and certificate level charges, except premium taxes, if any.

If a sub-account has been in existence for less than one year, we will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value.

Nonstandard Total Returns

We will also show total returns based on historical performance of the sub-accounts and underlying funds. We may assume the certificates were in existence prior to their inception date, which they were not. Total return percentages include all fund level and separate account level charges. They do not include a certificate maintenance charge, or premium taxes, if any. If these charges were included, returns would be less than those shown.

Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

Yield and Effective Yield

We may also show yield and effective yield for the Oppenheimer Money Fund/VA over a seven-day period, which we then “annualize”. This means that when we calculate yield, we assume that the amount of money the investment earns for the week is earned each week over a 52-week period. We show this as a percentage of the investment. We calculate the “effective yield” similarly, but when we annualize the amount, we assume the income earned is re-invested. Therefore, the effective yield is slightly higher than the yield because of the compounding effect.

Related Performance

Some of the funds available to you may be similar to mutual funds offered in the retail marketplace. These funds generally have the same investment objectives, policies and portfolio managers as the retail mutual funds and usually were formed after the retail mutual funds. While these funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from retail mutual funds. In fact, performance of these funds may be dramatically different from the performance of the retail mutual funds. This is due to differences in the funds’ sizes, dates shares of stocks are purchased and sold, cash flows and expenses. You should remember that retail mutual fund performance is not the performance of the funds available in this certificate and is not an indication of future performance of these funds.

Distributors

MML Distributors, LLC (“MML Distributors”) serves as principal underwriter for the certificates. MML Investors Services, Inc. (“MMLISI”) serves as co-underwriter for the certificates. Their purpose as underwriters is to distribute the certificates. MML Distributors and MMLISI are wholly owned subsidiaries of MassMutual. Both are located at 1414 Main Street, Springfield, Massachusetts 01144-1013.

We will pay commissions to broker-dealers who sell the certificates. Currently, we pay an amount up to 1% of purchase payments made during the first certificate year. Thereafter, we pay a maximum commission of 1.25% of the certificate value.

From time to time, MML Distributors may enter into special arrangements with certain broker-dealers. These special arrangements may provide for the payment of higher compensation to such broker-dealers for selling the certificates.

Special Arrangement

For certain group or sponsored arrangements there may be expense savings that could be passed on to the customer because our cost for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected purchase payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce the mortality and expense risk charge, the administrative charge, the annual certificate maintenance charge or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a certificate is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.

We reserve the right to modify or terminate this arrangement.

Electronic Transmission Of Application Information

Upon agreement with a limited number of broker-dealers, we will accept electronic data transmissions of application information. Our Annuity Service Center will accept this information at the time the initial purchase payment is transmitted by wire. We will not allow you to exercise any ownership rights in the certificate until you have signed and returned to us one of the following: an application; a delivery receipt; or what we consider to be their equivalent. Please contact your representative for more information.

Assignment

You can assign the certificate at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the certificate before we receive notice of the assignment. We are not responsible for the validity of an assignment. You may be subject to tax consequences if you assign your certificate.

If the certificate is issued pursuant to a qualified plan, there may be limitations on your ability to assign the certificate. If you assign your certificate, your rights may only be exercised with the consent of the assignee of record. We require consent of any irrevocable beneficiary before we assign proceeds.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other participants, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your certificate and while the annuitant is living, we determine the number of shares you may vote by dividing your certificate value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Reservation Of Rights

In addition to any other rights reserved under the certificate, we reserve the right to:

•	substitute another fund for one of the funds you selected;

•	add or eliminate sub-accounts; and

•	change the name of any sub-account and/or fund.
Other Information

If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commissions, if necessary. We will also give you notice of our intent to exercise any of these rights.

Suspension Of Payments Or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted; or

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds; or

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from The Fixed Account for the period permitted by law but not for more than six months.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While we are not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect our financial position, results of operations or liquidity.

Financial Statements

We have included our company financial statements and those of the separate account in the Statement of Additional Information.

Additional Information

For further information about the certificate, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1.	Company

2.	Custodian

3.	Assignment of Certificate

4.	Distribution

5.	Purchase of Securities Being Offered

6.	Accumulation Units and Unit Value

7.	Transfers During the Income Phase

8.	Payment of Death Benefit

9.	Annuity Payments

10.	Performance Measures

11.	Federal Tax Matters

12.	Experts

13.	Financial Statements

Other Information

To:	Massachusetts Mutual Life Insurance Company
Annuity Products, W578
P.O. Box 9067
Springfield, Massachusetts 01102-9067

Please send me a Statement of Additional Information for Massachusetts Mutual Life Insurance Company’s Panorama Passage.

Name

Address

City	State	Zip

Telephone

[This page intentionally left blank]

Appendix A

Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values

Sub-Account	Dec. 31, 1999	Value at Inception Date

Oppenheimer Money	10.09	10.00
Panorama Total Return	10.44	10.00

Panorama Growth	10.42	10.00
Oppenheimer International Growth	13.56	10.00

Fidelity VIP II Contrafund®	11.77	10.00
American Century VP Income & Growth	11.34	10.00

T. Rowe Price Mid-Cap Growth	12.04	10.00
MML Small Cap Value Equity	9.99	10.00

MML Equity	10.00	10.00
MML Blend	10.03	10.00

MML Equity Index	11.42	10.00
MML Managed Bond	9.99	10.00

MML Small Cap Growth Equity	14.77	10.00
MML Growth Equity	12.69	10.00

Oppenheimer High Income	10.14	10.00
Oppenheimer Aggressive Growth	14.52	10.00

Oppenheimer Capital Appreciation	12.85	10.00
Oppenheimer Global Securities	13.62	10.00

Oppenheimer Strategic Bond	10.23	10.00
Oppenheimer Main Street® Growth & Income	11.13	10.00

American Century VP Value	9.85	10.00
Fidelity VIP Growth	12.26	10.00

Fidelity VIP III Growth Opportunities	10.61	10.00
MFS® Growth With Income	11.03	10.00

Janus Aspen Worldwide Growth	14.18	10.00
Janus Aspen Capital Appreciation	14.18	10.00

Templeton International Securities*	11.30	10.00
Deutsche VIT Small Cap Index**	11.89	10.00

Commencement of public offering was October 1, 1999.
*	Prior to May 1, 2000, this Sub-Account was called Templeton International Sub-Account.
**	Prior to May 1, 2000, this Sub-Account was called BT Small Cap Index Sub-Account.
Appendix A
Accumulation Units Outstanding

Sub-Account	Dec. 31, 1999

Oppenheimer Money	40,906
Panorama Total Return	10,644

Panorama Growth	28
Oppenheimer International Growth	21

Fidelity VIP II Contrafund®	14,743
American Century VP Income & Growth	22,809

T. Rowe Prince Mid-Cap Growth	12,025
MML Small Cap Value Equity	1,531

MML Equity	11,270
MML Blend	40,231

MML Equity Index	123,648
MML Managed Bond	6,087

MML Small Cap Growth Equity	6,611
MML Growth Equity	3,828

Oppenheimer High Income	8,148
Oppenheimer Aggressive Growth	6,762

Oppenheimer Capital Appreciation	17,443
Oppenheimer Global Securities	3,828

Oppenheimer Strategic Bond	1,253
Oppenheimer Main Street® Growth & Income	19,169

American Century VP Value	2,060
Fidelity VIP Growth	19,617

Fidelity VIP III Growth Opportunities	1,441
MFS® Growth With Income	4,497

Janus Aspen Worldwide Growth	20,514
Janus Aspen Capital Appreciation	29,972

Templeton International Securities*	497
Deutsche VIT Small Cap Index**	3,087

            Commencement of public offering was October 1, 1999.
*	Prior to May 1, 2000, this Sub-Account was called Templeton International Sub-Account.
**	Prior to May 1, 2000, this Sub-Account was called BT Small Cap Index Sub-Account.
A-2
Appendix A

PART B

INFORMATION REQUIRED IN A
STATEMENT OF ADDITIONAL INFORMATION

PANORAMA PASSAGE VARIABLE ANNUITY

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4
(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2000

           This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated May 1, 2000, for the Individual Certificates issued under a Group Deferred Variable Annuity Contract with Flexible Purchase Payments which are referred to herein.

           For a copy of the prospectus call 1-800-366-8226 or write to: Massachusetts Mutual Life Insurance Company, Panorama Passage, Annuity Service Center, W578, P.O. Box 9067, Springfield, MA 01102-9067.

Company	2

Custodian	2

Assignment of Certificate	2

Distribution	3

Purchase of Securities Being Offered	3

Accumulation Units and Unit Value	3

Transfers During The Income Phase	4

Payment of Death Benefit	4

Annuity Payments	5

Performance Measures	6

Federal Tax Matters	10

Experts	16

Financial Statements	FF-1

COMPANY

           Massachusetts Mutual Life Insurance Company (“MassMutual”), 1295 State Street, Springfield, Massachusetts, 01111, is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851. It is currently licensed to transact life, accident, and health insurance business in all states, the District of Columbia, Puerto Rico and certain provinces of Canada. MassMutual had consolidated statutory assets in excess of $70 billion, and estimated total assets under management of $206.6 billion as of December 31, 1999.

CUSTODIAN

           The shares of the underlying funds purchased by the sub-accounts are held by MassMutual as custodian of Massachusetts Mutual Variable Annuity Separate Account 4 (“the separate account”).

ASSIGNMENT OF CERTIFICATE

           MassMutual will not be charged with notice of any assignment of a certificate or of the interest of any beneficiary or of any other person unless the assignment is in writing and MassMutual receives the original or a true copy thereof at its Annuity Service Center. MassMutual assumes no responsibility for the validity of any assignment.

           While the certificates are generally assignable, all non-tax qualified certificates must carry a non-transferability endorsement which precludes their assignment. For qualified certificates, the following exceptions and provisions should be noted:

           (1)  No person entitled to receive annuity payments under a certificate or part or all of the certificate’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the participant given during the annuitant’s lifetime and received in good order by MassMutual at its Annuity Service Center. To the extent permitted by law, no certificate nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

           (2)  If an assignment of a certificate is in effect on the maturity date, MassMutual reserves the right to pay to the assignee in one sum the amount of the certificate’s maturity value to which he is entitled, and to pay any balance of such value in one sum to the participant, regardless of any payment options which the participant may have elected. Moreover, if an assignment of a certificate is in effect at the death of the annuitant prior to the maturity date, MassMutual will pay to the assignee in one sum, the death benefit amount which corresponds to the death benefit choice in effect at the time of the annuitant’s death. (See Death Benefit in the prospectus);

           (3)  Certificates used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Code; and

           (4)  Certificates issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such certificates may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the Annuitant to any person or party other than MassMutual, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

           Assignments may be subject to federal income tax.

DISTRIBUTION

           MML Distributors, LLC (“MML Distributors”), is the principal underwriter of the certificates. MML Investors Services, Inc. (“MMLISI”) serves as co-underwriter of the certificates. Both MML Distributors and MMLISI are broker-dealers registered with the Securities and Exchange Commission and members of the National Association of Securities Dealers, Inc. MML Distributors and MMLISI are indirect wholly-owned subsidiaries of MassMutual and affiliates of MassMutual.

           Pursuant to the Underwriting and Servicing Agreement, both MML Distributors and MMLISI will receive compensation for their activities as underwriters for the Separate Account. No compensation was paid to MMLISI in 1999. Compensation paid to MML Distributors was $5,000 in 1999. Commissions will be paid through MMLISI and MML Distributors to agents and selling brokers for selling the Certificates. During 1999, commission payments amounted to $51,801.

           MML Distributors may enter into selling agreements with other broker-dealers which are registered with the Securities and Exchange Commission and are members of the National Association of Securities Dealers, Inc. (“selling brokers”). Certificates are sold through agents who are licensed by state insurance officials to sell the Certificates. These agents are also registered representatives of selling brokers or of MMLISI.

           MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota, and Washington, and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio, and West Virginia.

           The offering is on a continuous basis.

PURCHASE OF SECURITIES BEING OFFERED

           MassMutual sells interests in the separate account to participants as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus. Any special purchase plan or exchange program offered by this certificate is mentioned in the prospectus.

ACCUMULATION UNITS AND UNIT VALUE

           During the accumulation phase, accumulation units shall be used to account for all amounts allocated to or withdrawn from the sub-accounts of the separate account as a result of purchase payments, withdrawals, transfers, or fees and charges. MassMutual will determine the number of accumulation units of a sub-account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the sub-account by the dollar value of one accumulation unit of the sub-account as of the end of the business day during which the transaction is received at the annuity service center.

           The accumulation unit value for each sub-account was arbitrarily set initially at $10. Subsequent accumulation unit values for each sub-account are determined for each day in which the New York Stock Exchange is open for business (“business day”) by multiplying the accumulation unit value for the immediately preceding business day by the net investment factor for the sub-account for the current business day.

           The net investment factor for each sub-account is determined by dividing A by B and subtracting C where:

           A  is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the sub-account for the current business day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current business day; less (iii) the cumulative charge or credit for taxes reserved which is determined by MassMutual to have resulted from the operation or maintenance of the sub-account.

           B  is the net asset value per share of the funding vehicle or portfolio held by the sub-account for the immediately preceding business day.

           C  is the cumulative charge for the mortality and expense risk charge and for the administrative charge.

           The accumulation unit value may increase or decrease from business day to business day.

TRANSFERS DURING THE INCOME PHASE

           Transfers of annuity reserves between sub-accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been with out the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.

           The amount transferred to the general account from a sub-account will be based on the annuity reserves for the participant in that sub-account. Transfers to the general account will be made by converting the annuity units being transferred to purchase fixed annuity payments under the annuity option in effect and based on the age of the annuitant at the time of the transfer.

           See the Transfers During the Income Phase section in the prospectus for more information about transfers during the income phase.

PAYMENT OF DEATH BENEFIT

           MassMutual will require due proof of death before any death benefit is paid. Due proof of death will be:

           1.    a certified death certificate;

           2.    a certified decree of a court of competent jurisdiction as to the finding of death; or

           3.    any other proof satisfactory to MassMutual.

           All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

           The beneficiary designation in effect on the date we issue the certificate will remain in effect until changed. Unless the participant provides otherwise, the death benefit will be paid in equal shares to the beneficiary(ies) as follows:

           1.    to the primary beneficiary(ies) who survive the participant’s and/or the annuitant’s death, as applicable; or if there are none

           2.    to the contingent beneficiary(ies) who survive the participant’s and/or the annuitant’s death, as applicable; or if there are none

           3.    to the estate of the participant.

           You may name an irrevocable beneficiary(ies). In that case, a change of beneficiary requires the consent of any irrevocable beneficiary. If an irrevocable beneficiary is named, the participant retains all other rights.

           See the Death Benefit section in the prospectus for more information on death benefits.

ANNUITY PAYMENTS

           A variable annuity payment is an annuity with payments which; (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable sub-accounts of the separate account. Annuity payments also depend upon the age of the annuitant and any joint annuitant and the assumed interest factor utilized. The annuity table used will depend upon the annuity option chosen. The dollar amount of annuity payments after the first is determined as follows;

                    1.    The dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity date. This establishes the number of annuity units for each annuity payment. The number of annuity units remains fixed during the annuity period.

2. For each sub-account, the fixed number of annuity units is multiplied by the annuity unit value on each subsequent annuity payment date.

3. The total dollar amount of each variable annuity payment is the sum of all sub-account variable annuity payments.

           The number of annuity units is determined as follows:

           1.    The number of annuity units credited in each sub-account will be determined by dividing the product of the portion of the certificate value to be applied to the sub-account and the annuity purchase rate by the value of one annuity unit in that sub-account on the annuity date. The purchase rates are set forth in the variable annuity rate tables in the certificate.

           2.    For each sub-account, the amount of each annuity payment equals the product of the annuitant’s number of annuity units and the annuity unit value on the payment date. The amount of each payment may vary.

           The value of any annuity unit for each sub-account of the separate account was arbitrarily set initially at $10. The sub-account annuity unit value at the end of any subsequent valuation period is determined as follows:

           1.    The net investment factor for the current business day is multiplied by the value of the annuity unit for the sub-account for the immediately preceding business day.

           2.    The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding business day. The assumed investment rate is based on an effective annual rate of 4%.

           The value of an annuity unit may increase or decrease from business day to business day. See the Income Phase section in the prospectus for more information.

PERFORMANCE MEASURES

           MassMutual may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict future performance.

Standardized Average Annual Total Return

           MassMutual will show standardized average annual total returns for each sub-account that has been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the annual certificate maintenance charge and all other fund, separate account and certificate level charges, except premium taxes, if any.

           If a sub-account has been in existence for less than one year, MassMutual will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value.

           The following table shows the standardized average annual total return for the sub-accounts for the period ended December 31, 1999.

Since Inception*
American Century VP Income & Growth Sub-Account	13.23%
American Century VP Value Sub-Account	(1.67)
BT Small Cap Index Sub-Account**	18.75
Fidelity VIP Growth Sub-Account	22.41
Fidelity VIP II Contrafund® Sub-Account	17.53
Fidelity VIP III Growth Opportunities Sub-Account	6.01
Janus Aspen Capital Appreciation Sub-Account	41.65
Janus Aspen Worldwide Growth Sub-Account	41.70
MFS Growth With Income Sub-Account	10.21
MML Blend Sub-Account	0.13
MML Equity Sub-Account	(0.10)
MML Equity Index Sub-Account	14.09
MML Growth Equity Sub-Account	26.75
MML Managed Bond Sub-Account	(0.25)
MML Small Cap Growth Equity Sub-Account	47.52
MML Small Cap Value Equity Sub-Account	(0.20)
Oppenheimer Aggressive Growth Sub-Account	45.03
Oppenheimer Capital Appreciation Sub-Account	28.40
Oppenheimer Global Securities Sub-Account	36.05
Oppenheimer High Income Sub-Account	1.28
Oppenheimer International Growth Sub-Account	35.45
Oppenheimer Main Street® Growth & Income Sub-Account	11.14
Oppenheimer Money Sub-Account	0.78
Oppenheimer Strategic Bond Sub-Account	2.16
Panorama Growth Sub-Account	4.01
Panorama Total Return Sub-Account	4.26
T. Rowe Price Mid-Cap Growth Sub-Account	20.26
Templeton International Sub-Account***	12.81

*	The inception date of the contract was October 1, 1999.
Each return is an aggregate total return for the period 10/1/99 to 12/31/99. It reflects the change in unit value.
**	Effective May 1, 2000, this sub-account is known as Deutsche VIT Small Cap Index Sub-Account.
***	Effective May 1, 2000, this sub-account is known as Templeton International Securities Sub-Account.

Non-Standard Total Returns

           MassMutual will also show total returns based on historical performance of the sub-accounts and underlying funds. MassMutual may assume the certificates were in existence prior to their inception date, which they were not. Total return percentages will include all fund level and separate account level charges. They do not include the annual certificate maintenance charge, or premium taxes, if any. If these charges were included, returns would be less than those shown.

           Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

           Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

           The performance figures will be calculated on the basis of the historical performance of the funds, and may assume the certificates were in existence prior to their inception date (which they were not). Beginning as of the date the certificates are available (inception date), actual accumulation unit values are used for the calculations.

           MassMutual may also show yield and effective yield for the Money Sub-Account over a seven-day period, which we then “annualize.” This means that when we calculate yield, we assume that the amount of money the investment earns for the week is earned each week over a 52-week period. We show this as a percentage of the investment. We calculate the “effective yield” similarly but when we annualize the amount, we assume the income earned is re-invested. Therefore, the effective yield is slightly higher than the yield because of the compounding effect.

           These figures reflect as deduction for all fund, separate account and contract level charges assuming the contract remains in force. The figures do not reflect premium tax deductions, if any, which if included, would reduce the percentages reported.

Average Annual Total Return
For Periods Ending 12/31/99

Fund* (inception)	1 Year 12/31/98-12/31/99	3 Year 12/31/96-12/31/99	5 Year 12/31/94-12/31/99	10 Year 12/31/89-12/31/99	Since Inception
American Century VP Income & Growth (10/30/97)	16.28%	—	—	—	20.84%
American Century VP Value (5/1/96)	(2.32)	7.81%	—	—	9.46
BT Small Cap Index (8/25/97)**	18.42	—	—	—	7.65
Fidelity VIP Growth—Service Class (10/9/86)(3)	35.26	31.21	27.76%	18.14%	16.99
Fidelity VIP II Contrafund®—Initial Class (1/3/95)	22.42	24.23	—	—	25.85
Fidelity VIP III Growth Opportunities—Service Class (1/3/95)(3)	2.64	17.25	—	—	19.68
Janus Aspen Series Capital Appreciation (5/1/97)	64.52	—	—	—	54.86
Janus Aspen Series Worldwide Growth (9/13/93)(1)	62.02	35.30	31.68	—	27.78
MFS® Growth With Income (10/9/95)	5.12	17.44	—	—	19.32
MML Blend (2/3/84)	(2.70)	9.07	12.10	9.88	9.48
MML Equity (9/15/71)(4)	(5.24)	11.21	16.07	11.90	11.15
MML Equity Index—Class I Shares (5/1/97)	18.54	—	—	—	24.82
MML Growth Equity (5/3/99)(7)	—	—	—	—	28.80
MML Managed Bond (12/16/81)	(3.28)	3.56	5.81	6.04	7.88
MML Small Cap Growth Equity (5/3/99)(7)	—	—	—	—	64.04
MML Small Cap Value Equity (6/1/98)	(2.51)	—	—	—	(10.34)
Oppenheimer Aggressive Growth/VA (8/15/86)	80.90	30.12	27.78	18.64	17.39
Oppenheimer Capital Appreciation/VA (4/3/85)	39.56	28.63	28.72	16.71	15.86
Oppenheimer Global Securities/VA (11/12/90)(1)	56.14	28.41	19.87	—	15.05
Oppenheimer High Income/VA (4/30/86)	2.75	3.93	8.61	10.99	10.00
Oppenheimer International Growth/VA (5/13/92)(1)	48.15	22.90	17.61	—	13.09
Oppenheimer Main Street® Growth & Income/VA (7/5/95)	19.91	17.31	—	—	23.91
Oppenheimer Money/VA (4/3/85)(5,6)	3.42	3.63	3.72	3.62	4.19
Oppenheimer Strategic Bond/VA (5/3/93)	1.31	3.22	6.65	—	4.61
Panorama Growth (1/21/82)	(5.18)	8.04	14.97	12.34	14.66
Panorama Total Return (10/31/82)	(2.99)	7.45	10.58	9.57	11.23
T. Rowe Price Mid-Cap Growth (12/31/96)	21.90	19.72	—	—	19.72
Templeton International—Class 2 Shares (5/1/92)(1,2)***	21.41	13.49	15.30	—	11.92

*	The returns for all funds assume they had been part of the contract for the periods shown and reflect applicable charges. Inception date of the contract was October 1, 1999.
**	Effective May 1, 2000, this Fund is known as Deutsche VIT Small Cap Index Fund.
***	Effective May 1, 2000, this Fund is known as Templeton International Securities Fund.
(1)	There are special risks associated with international investing, such as political changes and currency fluctuation. These risks are heightened in emerging markets.
(2)
Performance for Class 2 shares reflects a “blended” figure combining: (a) for periods prior to Class 2 inception on 5/1/97, historical results of Class 1 shares and (b) for periods after 5/1/97, Class 2’s results reflecting an additional 12b-1 fee expense which also affects future performance.

(3)
Service Class shares include an asset based distribution fee (12b-1 fee). Initial offering of Service Class shares took place on November 3, 1997, at which time the 12b-1 fee was imposed. Returns prior to that date do not include the effect of the Service Class fee structure and returns listed would have been lower if the Service Class fee structure were in place and reflected in the performance.

(4)	Although the MML Equity Fund commenced operations 9/15/71, the information necessary to calculate returns is available only for 1977 and later years.
(5)
An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

(6)	Although the Oppenheimer Money Fund/VA commenced operations 4/3/85, the information necessary to calculate returns is available only for 1987 and later years.
(7)	The returns are for the period 5/3/99 to 12/31/99.

            Performance information for the sub-accounts may be: (a) compared to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service or similar service that rank mutual funds and other investment companies by overall performance, investment objectives and assets; (b) compared to indices; (c) tracked by other ratings services, companies, publications or persons who rank separate accounts or other investment products on overall performance or other criteria; and (d) included in data bases that can be used to produce reports and illustrations by organizations such as CDA Wiesenberger. Performance figures will be calculated in accordance with standardized methods established by each reporting service.

           MassMutual may also show yield and effective yield for the Money Sub-Account over a seven-day period, which we then “annualize.” This means that when we calculate yield, we assume that the amount of money the investment earns for the week is earned each week over a 52-week period. We show this as a percentage of the investment. We calculate the “effective yield” similarly but when it annualizes the amount, the Company assumes the income earned is re-invested. Therefore, the effective yield is slightly higher than the yield because of the compounding effect.

           These figures reflect a deduction for all fund, separate account and contract level charges assuming the contract remains in force. The figures do not reflect premium tax deductions, if any, which if included, would reduce the percentages reported.

           The 7-day yield and effective yield for the Money Market sub-account for the period ended December 31, 1999 are as follows

Before Deduction of Contract Maintenance Fee		After Deduction of Contract Maintenance Fee (Contract Maintenance Fee is 0.053%)
7-Day Yield:	2.08%	7-Day Yield:	2.03%
7-Day Effective Yield:	2.10%	7-Day Effective Yield:	2.05%

           The performance figures reflect historical results of the Funds and are not intended to indicate or to predict future performance.

PANORAMA PASSAGE HYPOTHETICAL PROJECTIONS

American Century VP Income and Growth

$25,000 purchase payment made since inception (October 30, 1997)

			Non- Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
10/30/97	25,000	25,000	0
12/31/97		26,882	7.53
12/31/98		33,555	24.82
12/31/99		38,974	16.15

American Century VP Value

$25,000 purchase payment made since inception (May 1, 1996)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
5/1/96	25,000	25,000	0
12/31/96		27,793	11.17
12/31/97		34,475	24.04
12/31/98		35,562	3.15
12/31/99		34,702	-2.42

Deutsche VIT Small Cap Index
$25,000 purchase payment made since inception (August 25, 1997)
			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
8/25/97	25,000	25,000	0
12/31/97		26,068	4.27
12/31/98		25,058	-3.87
12/31/99		29,626	18.23

Fidelity VIP Growth
$25,000 purchase payment made December 31, 1989
			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/89	25,000	25,000	0
12/31/90		21,698	-13.21
12/31/91		31,067	43.18
12/31/92		33,419	7.57
12/31/93		39,263	17.49
12/31/94		38,636	-1.6
12/31/95		51,489	33.27
12/31/96		58,140	12.92
12/31/97		70,672	21.55
12/31/98		97,006	37.26
12/31/99		131,208	35.26

Fidelity VIP II Contrafund®
$25,000 purchase payment made since inception (January 3, 1995)
			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
1/3/95	25,000	25,000	0
12/31/95		34,421	37.68
12/31/96		41,056	19.28
12/31/97		50,167	22.19
12/31/98		64,191	27.96
12/31/99		78,535	22.35

Fidelity VIP III Growth Opportunities

$25,000 purchase payment made since inception (January 3, 1995)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
1/3/95	25,000	25,000	0
12/31/95		32,647	30.59
12/31/96		37,991	16.37
12/31/97		48,591	27.9
12/31/98		59,556	22.56
12/31/99		61,088	2.57

Janus Aspen Capital Appreciation
$25,000 purchase payment since inception (May 1, 1997)
			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
5/1/97	25,000	25,000	0
12/31/97		31,337	25.35
12/31/98		48,764	55.61
12/31/99		80,175	64.41

Janus Aspen Worldwide Growth
$25,000 purchase payment since inception (September 13, 1993)
			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
9/13/93	25,000	25,000	0
12/31/93		29,643	18.57
12/31/94		29,613	-0.1
12/31/95		37,118	25.34
12/31/96		47,145	27.01
12/31/97		56,699	20.27
12/31/98		71,969	26.93
12/31/99		116,548	61.94

MFS® Growth With Income
$25,000 purchase payment since inception (October 9, 1995)
			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
10/9/95	25,000	25,000	0
12/31/95		26,573	6.29
12/31/96		32,536	22.44
12/31/97		41,561	27.74
12/31/98		50,043	20.41
12/31/99		52,562	5.03

MML Blend

$25,000 purchase payment made December 31, 1989

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/89	25,000	25,000	0
12/31/90		25,178	0.71
12/31/91		30,731	22.06
12/31/92		33,076	7.63
12/31/93		35,713	7.97
12/31/94		36,014	0.84
12/31/95		43,717	21.39
12/31/96		49,050	12.2
12/31/97		58,410	19.08
12/31/98		65,317	11.83
12/31/99		63,514	(2.76)

MML Equity
$25,000 purchase payment made December 31, 1989
			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/89	25,000	25,000	0
12/31/90		24,465	(2.14)
12/31/91		30,236	23.59
12/31/92		32,875	8.73
12/31/93		35,438	7.8
12/31/94		36,305	2.45
12/31/95		46,887	29.15
12/31/96		55,524	18.42
12/31/97		70,342	26.69
12/31/98		80,500	14.44
12/31/99		76,241	(5.29)

MML Equity Index
$25,000 purchase payment made since inception (April 30, 1997)
			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
4/30/97	25,000	25,000	0
12/31/97		30,179	20.72
12/31/98		38,089	26.21
12/31/99		45,107	18.43

MML Growth Equity

$25,000 purchase payment made since inception (May 3, 1999)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
5/3/99	25,000	25,000	0
12/31/99		32,200	28.8

MML Small Cap Growth Equity
$25,000 purchase payment made since inception (May 3, 1999)
			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
5/3/99	25,000	25,000	0
12/31/99		41,010	64.04

MML Small Cap Value Equity
$25,000 purchase payment made since inception (May 3, 1999)
			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
5/3/99	25,000	25,000	0
12/31/99		27,755	11.02

Oppenheimer Aggressive Growth/VA
$25,000 purchase payment made December 31, 1989
			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/89	25,000	25,000	0
12/31/90		20,445	(18.22)
12/31/91		31,125	52.24
12/31/92		35,353	13.58
12/31/93		44,306	25.33
12/31/94		40,298	(9.05)
12/31/95		52,577	30.47
12/31/96		62,228	18.36
12/31/97		68,424	9.96
12/31/98		75,704	10.64
12/31/99		136,945	80.9

MML Managed Bond

$25,000 purchase payment made December 31, 1989

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/89	25,000	25,000	0
12/31/90		26,651	6.6
12/31/91		30,591	14.79
12/31/92		32,300	5.59
12/31/93		35,541	10.03
12/31/94		33,659	(5.3)
12/31/95		39,469	17.26
12/31/96		40,105	1.61
12/31/97		43,388	8.19
12/31/98		46,184	6.44
12/31/99		44,627	(3.37)

Oppenheimer Capital Appreciation/VA
$25,000 purchase payment made December 31, 1989
			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/89	25,000	25,000	0
12/31/90		22,565	(9.74)
12/31/91		27,870	23.51
12/31/92		31,406	12.69
12/31/93		33,145	5.54
12/31/94		32,932	(0.64)
12/31/95		44,300	34.52
12/31/96		54,599	23.25
12/31/97		68,105	24.74
12/31/98		83,162	22.11
12/31/99		116,064	39.56

Oppenheimer Global Securities/VA

$25,000 purchase payment made since inception (November 12, 1990)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
11/12/90	25,000	25,000	0
12/31/90		25,050	0.2
12/31/91		25,474	1.69
12/31/92		23,272	(8.64)
12/31/93		39,006	67.61
12/31/94		36,193	(7.21)
12/31/95		36,417	0.62
12/31/96		42,219	15.93
12/31/97		50,882	20.52
12/31/98		57,159	12.33
12/31/99		89,203	56.06

Oppenheimer High Income/VA
$25,000 purchase payment made since December 31, 1989
			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/89	25,000	25,000	0
12/31/90		25,733	2.93
12/31/91		33,911	31.78
12/31/92		39,355	16.05
12/31/93		48,945	24.37
12/31/94		46,650	(4.69)
12/31/95		55,284	18.51
12/31/96		62,728	13.47
12/31/97		69,310	10.49
12/31/98		68,452	(1.24)
12/31/99		70,292	2.69

Oppenheimer International Growth/VA
$25,000 purchase payment made since inception (May 13, 1992)
			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
5/13/92	25,000	25,000	0
12/31/92		23,693	(5.23)
12/31/93		28,391	19.83
12/31/94		28,337	(0.19)
12/31/95		30,751	8.52
12/31/96		34,268	11.44
12/31/97		36,457	6.39
12/31/98		42,846	17.53
12/31/99		63,416	48.01

Oppenheimer Main Street® Growth and Income/VA

$25,000 purchase payment made since inception (July 5, 1995)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
7/5/95	25,000	25,000	0
12/31/95		31,088	24.35
12/31/96		40,535	30.39
12/31/97		52,864	30.42
12/31/98		54,493	3.08
12/31/99		65,299	19.83

Oppenheimer Money/VA
$25,000 purchase payment made December 31, 1989
			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/89	25,000	25,000	0
12/31/90		26,522	6.09
12/31/91		27,704	4.46
12/31/92		28,352	2.34
12/31/93		28,776	1.5
12/31/94		29,506	2.54
12/31/95		30,681	3.98
12/31/96		31,737	3.44
12/31/97		32,892	3.64
12/31/98		34,072	3.59
12/31/99		35,197	3.3

Oppenheimer Strategic Bond/VA
$25,000 purchase payment made since inception (May 3, 1993)
			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
5/3/93	25,000	25,000	0
12/31/93		25,807	3.23
12/31/94		24,427	(5.35)
12/31/95		27,713	13.45
12/31/96		30,552	10.25
12/31/97		32,679	6.96
12/31/98		33,089	1.25
12/31/99		33,480	1.18

Panorama Growth

$25,000 purchase payment made December 31, 1989

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/89	25,000	25,000	0
12/31/90		22,643	(9.43)
12/31/91		30,641	35.32
12/31/92		33,879	10.57
12/31/93		40,421	19.31
12/31/94		39,583	(2.07)
12/31/95		53,804	35.93
12/31/96		62,965	17.03
12/31/97		78,351	24.44
12/31/98		83,656	6.77
12/31/99		79,283	(5.23)

Panorama Total Return
$25,000 purchase payment made December 31, 1989
			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/89	25,000	25,000	0
12/31/90		24,712	(1.15)
12/31/91		31,317	26.73
12/31/92		33,961	8.44
12/31/93		38,866	14.44
12/31/94		37,499	(3.52)
12/31/95		46,019	22.72
12/31/96		49,892	8.42
12/31/97		58,358	16.97
12/31/98		63,720	9.19
12/31/99		61,773	(3.06)

Templeton International Securities
$25,000 purchase payment made since inception (December 29, 1993)
			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/29/93	25,000	25,000	0
12/31/93		25,052	0.21
12/31/94		24,094	(3.83)
12/31/95		27,445	13.91
12/31/96		33,496	22.05
12/31/97		37,491	11.93
12/31/98		40,249	7.36
12/31/99		48,827	21.31

T. Rowe Price Mid-Cap Growth

$25,000 purchase payment made since inception (December 31, 1996)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/96	25,000	25,000	0
12/31/97		29,221	16.88
12/31/98		35,106	20.14
12/31/99		42,754	21.79

FEDERAL TAX MATTERS

General

           Note: The following description is based upon MassMutual’s understanding of current federal income tax law applicable to annuities in general. MassMutual cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. MassMutual does not guarantee the tax status of the certificates. Purchasers bear the complete risk that the certificates may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

           Section 72 of the Code governs taxation of annuities in general. An owner/participant is generally not taxed on increases in the value of a certificate until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the portion of the payment that exceeds the cost basis of the certificate is subject to tax. For non-qualified certificates, this cost basis is generally the purchase payments, while for qualified certificates there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

           For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the certificate (adjusted for any period or refund feature) bears to the expected return under the certificate. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the certificate (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the certificate has been recovered (i.e. when the total of the excludable amount equals the investment in the certificate) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the certificate within the meaning of Section 72 of the Code. Owner/participants, annuitants and beneficiaries under the certificates should seek competent financial advice about the tax consequences of any distributions.

           MassMutual is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from MassMutual, and its operations form a part of MassMutual.

Diversification

           Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity certificates. The Code provides that a variable annuity certificate will not be treated as an annuity certificate for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified. Disqualification of the certificate as an annuity contract would result in the imposition of federal income tax to the owner/participant with respect to earnings allocable to the certificate prior to the receipt of payments under the certificate. The Code contains a safe harbor provision which provides that annuity certificates such as the certificate meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

           On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable certificates such as the certificate. The regulations amplify the diversification requirements for variable certificates set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

           The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable certificates by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

           MassMutual intends that all investment portfolios underlying the certificates will be managed in such a manner as to comply with these diversification requirements.

           The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner/participant to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the certificate. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

           The amount of owner/participant control which may be exercised under the certificate is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner/participant’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner/participant to be considered as the owner/participant of the assets of the separate account resulting in the imposition of federal income tax to the owner/participant with respect to earnings allocable to the certificate prior to receipt of payments under the certificate.

           In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner/participant being retroactively determined to be the owner/participant of the assets of the separate account.

           Due to the uncertainty in this area, MassMutual reserves the right to modify the certificate in an attempt to maintain favorable tax treatment.

Multiple Certificates

           The Code provides that multiple non-qualified annuity certificates which are issued within a calendar year to the same participant by one company or its affiliates are treated as one annuity certificate for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of certificates. Owner/participants should consult a tax adviser prior to purchasing more than one non-qualified annuity certificate in any calendar year.

Certificates Owned by Other than Natural Persons

           Under Section 72(u) of the Code, the investment earnings on premiums for the certificates will be taxed currently to the owner/participant if the owner/participant is a non-natural person, e.g., a corporation or certain other entities. Such certificates generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a certificate held by a trust or other entity as an agent for a natural person or to certificates held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a certificate to be owned by a non-natural person.

Tax Treatment of Assignments

           An assignment or pledge of a certificate may be a taxable event. Owner/participants should therefore consult competent tax advisers should they wish to assign or pledge their certificates.

Income Tax Withholding

           All distributions or the portion thereof which is includible in the gross income of the owner/participant are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner/participant, in some cases, may elect not to have taxes withheld or to have withholding done at a different rate.

           Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions). The 20% withholding requirement also may not apply to hardship distributions from a 401(k) plan or a tax-sheltered annuity made after December 31, 1999. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals—Non-Qualified Certificates

           Section 72 of the Code governs treatment of distributions from annuity certificates. It provides that if the certificate value exceeds the aggregate purchase payments made, any amount withdrawn, which is attributable to (1) purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 or (2) purchase payments made in an annuity contract entered into after August 14, 1982, will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. This treatment is applicable to withdrawals allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1992 and withdrawals from an annuity contract entered into after August 14, 1982. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1 /2; (b) after the death of the taxpayer; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

           With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1 /2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used.

           The above information does not apply to qualified certificates. However, separate tax withdrawal penalties and restrictions may apply to such qualified certificates. (See “Tax Treatment of Withdrawals—Qualified Certificates” below.)

Qualified Plans

           The certificates offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owner/participants, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the certificates issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into MassMutual’s administrative procedures. Owner/participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the certificates comply with applicable law. Following are general descriptions of the types of qualified plans with which the certificates may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a certificate issued under a qualified plan.

           Certificates issued pursuant to qualified plans include special provisions restricting certificate provisions that may otherwise be available as described herein. Generally, certificates issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified certificates. (See “Tax Treatment of Withdrawals—Qualified Certificates” below.)

           On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The certificates sold by MassMutual in connection with qualified plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

a. H.R. 10 Plans

           Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Certificates” below.) Purchasers of certificates for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b. Individual Retirement Annuities

           Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals—Qualified Certificates” below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of certificates for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of certificates to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Roth IRAs

           Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to a maximum of $2,000 per year. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation continues to apply to all of a taxpayer’s IRA contributions, including Roth IRA and non-Roth IRAs.

           Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1 /2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

           Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

           Purchasers of certificates to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c. Corporate Pension and Profit-Sharing Plans

           Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the certificates to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Certificates” below.) Purchasers of certificates for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

d. Tax Sheltered Annuities

           Section 403(b) of the Code permits the purchase of “tax sheltered annuities” by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the certificates for the benefit of their employees. Such contributions are not includible in the gross income of the employees until the employees receive distributions from the certificates. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. (See “Tax Treatment of Withdrawals—Qualified Certificates” and “Tax Sheltered Annuities—Withdrawal Limitations” below.) Employee loans are not allowable under the certificates. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals—Qualified Certificates

           In the case of a withdrawal under a qualified certificate, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified certificate. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including certificates issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), and 408 (Individual Retirement Annuities) and 408A (Roth IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner/participant or annuitant (as applicable) reaches age 59 1 /2; (b) distributions following the death or disability of the owner/participant or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after separation from service, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner/participant or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner/participant or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner/participant or annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the owner/participant or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner/participant or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an IRA or the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the owner/participant or annuitant (as applicable) and his or her spouse and dependents if the owner/participant or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner/participant or annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an IRA made to the owner/participant or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner/participant or annuitant (as applicable) for the taxable year; (i) distributions from an IRA made to the owner/participant or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code); and (j) distributions made on account of an IRS levy made on a qualified retirement plan or IRA. The exceptions stated in (d) and (f) above do not apply in the case of an IRA. The exception stated in (c) above applies to an IRA without the requirement that there be a separation from service.

           With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1 /2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

           Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1 /2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an IRA Required distributions do not apply to a Roth IRA during the lifetime of the owner/participant. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed on the amount of the shortfall.

Tax Sheltered Annuities—Withdrawal Limitations

           The Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only when the owner/participant: (1) attains age 59-1/2; (2) separates from service; (3) dies; (4) becomes disabled (within the meaning of Section 72(m)(7) of the Code; or (5) in the case of hardship. However, withdrawals for hardship are restricted to the portion of the participant’s value which represents contributions made by the owner/participant and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989 and apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect transfers between tax sheltered annuity plans. Participants should consult their own tax counsel or other tax adviser regarding any distributions.

Section 457 Deferred Compensation (“Section 457”) Plans

           Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Section 457 plan of the employer, allowing them to defer part of their salary or other compensation. The amount deferred, and accrued income thereon, will not be taxable until it is paid or otherwise made available to the employee.

           The maximum amount that can be deferred under a Section 457 plan in any tax year is generally one-third of the employee’s includible compensation, up to $8,000 (in 1999). Includible compensation means earnings for services rendered to the employer which are includible in the employee’s gross income, excluding the contributions under the Section 457 plan or a Tax-Sheltered Annuity. Certain catch-up deferrals are permitted during the last three (3) years before an employee attains normal retirement age. The certificate purchased is issued to the employer, and the employee has no rights or vested interest in the certificate. All certificate value must be held for the exclusive benefit of the employee, and payments can only be made in accordance with Section 457 plan provisions. Presently, tax-free transfers of assets in a section 457 plan can only be made to another section 457 plan in certain limited cases.

           Purchasers of certificates for use with Section 457 plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

EXPERTS

           We have included the 1999 audited statutory financial statements of MassMutual and the 1999 audited financial statements of the Panorama Passage Segment of Massachusetts Mutual Variable Annuity Separate Account 4 in this Statement of Additional Information in reliance on the reports of Deloitte & Touche LLP, independent auditors’, given on the authority of that firm as experts in accounting and auditing. Deloitte & Touche LLP is located at City Place, 185 Asylum Street, Hartford, Connecticut 06103-3402.

           The 1998 and 1997 audited statutory financial statements of MassMutual were audited by auditors other than Deloitte & Touche LLP.

Independent Auditors’ Report

The Board of Directors and Policyowners of
Massachusetts Mutual Life Insurance Company

We have audited the accompanying statement of Assets and Liabilities of each of the divisions of the Panorama Passage Segment of Massachusetts Mutual Variable Annuity Separate Account 4 (“the Account”), as of December 31, 1999, and the related statements of Operations and of Changes in Net Assets for the period from October 1, 1999 through December 31, 1999. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1999 by correspondence with the investment company. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account at December 31, 1999, and the results of their operations and their changes in net assets for the period from October 1, 1999 through December 31, 1999 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
New York, New York
February 14, 2000

Massachusetts Mutual Variable Annuity Separate Account 4 - Panorama Passage

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

	MML Equity Sub-Account	MML Managed Bond Sub-Account	MML Blend Sub-Account	MML Equity Index Sub-Account	MML Small Cap Value Equity Sub-Account	MML Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer High Income Sub-Account
ASSETS

Investments
Number of shares (Note 2)	2,991	5,164	16,715	13,945	631	3,376	5,896	363,876	7,717

Identified cost (Note 3B)	$112,222	$ 60,995	$403,648	$246,798	$ 5,151	$ 40,674	$ 89,718	$363,876	$ 82,306

Value (Note 3A)	$109,330	$ 59,956	$392,905	$252,822	$ 5,264	$ 43,924	$ 95,218	$363,876	$ 82,725

Dividends receivable	3,426	912	10,828	3,007	42	-	2,463	375	-

Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	14,314	-	4,652	-	48,601	-
Other assets	-	-	-	-	-	-	-	-	-

Total assets	112,756	60,868	403,733	270,143	5,306	48,576	97,681	412,852	82,725

LIABILITIES

Annuitant mortality fluctuation reserve (Note 3D)	-	-	-	-	-	-	-	-	-
Payable to Massachusetts Mutual Life Insurance Company	7	60	340	-	4	-	62	-	86

Total Liabilities	7	60	340	-	4	-	62	-	86

NET ASSETS	$112,749	$ 60,808	$403,393	$270,143	$ 5,302	$ 48,576	$ 97,619	$412,852	$ 82,639

Net Assets:

Accumulation units - value	$112,749	$ 60,808	$403,393	$270,143	$ 5,302	$ 48,576	$ 97,619	$412,852	$ 82,639
Annuity reserves (Note 3D)	-	-	-	-	-	-	-	-	-

Net assets	$112,749	$ 60,808	$403,393	$270,143	$ 5,302	$ 48,576	$ 97,619	$412,852	$ 82,639

Accumulation units (Note 7)
Contractowners	11,270	6,087	40,231	23,648	531	3,828	6,611	40,906	8,148

NET ASSET VALUE PER ACCUMULATION UNIT
December 31, 1999	$ 10.00	$ 9.99	$ 10.03	$ 11.42	$ 9.99	$ 12.69	$ 14.77	$ 10.09	$ 10.14

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - Panorama Passage

STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 1999

	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Strategic Bond Sub-Account	Oppenheimer Main Street Growth & Income Sub-Account	Panorama Total Return Sub-Account	Panorama Growth Sub-Account	Oppenheimer International Growth Sub-Account	American Century VP Income & Growth Sub-Account
ASSETS

Investments
Number of shares (Note 2)	1,154	4,505	1,113	2,581	8,671	63,609	98	125	30,539

Identified cost (Note 3B)	$ 89,582	$200,892	$ 32,669	$ 12,800	$206,093	$109,618	$ 286	$ 252	$234,404

Value (Note 3A)	$ 94,957	$224,525	$ 37,185	$ 12,826	$213,574	$111,315	$ 294	$ 289	$244,308

Dividends receivable	-	-	-	-	-	-	-	-	-

Receivable from Massachusetts Mutual Life Insurance Company	3,214	-	14,946	-	-	-	-	-	14,289

Other assets	-	-	-	-	-	-	-	-	-

Total assets	98,171	224,525	52,131	12,826	213,574	111,315	294	289	258,597

LIABILITIES

Annuitant mortality fluctuation reserve (Note 3D)	-	-	-	-	-	-	-	-	-

Payable to Massachusetts Mutual Life Insurance Company	-	306	-	6	254	192	-	-	-

Total Liabilities	-	306	-	6	254	192	-	-	-

NET ASSETS	$ 98,171	$224,219	$ 52,131	$ 12,820	$213,320	$111,123	$ 294	$ 289	$258,597

Net Assets:

Accumulation units - value	$ 98,171	$224,219	$ 52,131	$ 12,820	$213,320	$111,123	$ 294	$ 289	$258,597

Annuity reserves (Note 3D)	-	-	-	-	-	-	-	-	-

Net assets	$ 98,171	$224,219	$ 52,131	$ 12,820	$213,320	$111,123	$ 294	$ 289	$258,597

Accumulation units (Note 7)
Contractowners	6,762	17,443	3,828	1,253	19,169	10,644	28	21	22,809

NET ASSET VALUE PER ACCUMULATION UNIT

December 31, 1999	$ 14.52	$ 12.85	$ 13.62	$ 10.23	$ 11.13	$ 10.44	$ 10.42	$ 13.56	$ 11.34

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - Panorama Passage

STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 1999

	American Century VP Value Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Fidelity’s VIP Growth Sub-Account	Fidelity’s VIP II Contrafund Sub-Account	Fidelity’s VIP III Growth Opportunities Sub-Account	MFS Growth With Income Sub-Account	Janus Aspen Worldwide Growth Sub-Account	Janus Aspen Capital Appreciation Sub-Account	Templeton International Sub-Account	BT Small Cap Index Sub-Account

ASSETS

Investments
Number of shares (Note 2)	2,230	8,305	4,393	5,446	-	2,331	5,970	12,240	-	3,165

Identified cost (Note 3B)	$ 12,800	$134,091	$224,615	$151,601	$ -	$ 47,471	$261,689	$350,606	$ -	$ 35,060

Value (Note 3A)	$ 13,268	$145,014	$240,715	$158,764	$ -	$ 49,676	$285,089	$406,003	$ -	$ 36,742

Dividends receivable	-	-	-	-	-	-	-	-	-	-

Receivable from Massachusetts Mutual Life Insurance Company	7,014	-	-	14,718	15,292	-	5,890	18,970	5,608	-

Other assets	-	-	-	-	-	-	-	-	-	-

Total assets	20,282	145,014	240,715	173,482	15,292	49,676	290,979	424,973	5,608	36,742

LIABILITIES

Annuitant mortality fluctuation reserve (Note 3D)	-	-	-	-	-	-	-	-	-	-

Payable to Massachusetts Mutual Life Insurance Company	-	224	305	-	-	57	-	-	-	39

Total Liabilities	-	224	305	-	-	57	-	-	-	39

NET ASSETS	$ 20,282	$144,790	$240,410	$173,482	$ 15,292	$ 49,619	$290,979	$424,973	$ 5,608	$ 36,703

Net Assets:

Accumulation units - value	$ 20,282	$144,790	$240,410	$173,482	$ 15,292	$ 49,619	$290,979	$424,973	$ 5,608	$ 36,703

Annuity reserves (Note 3D)	-	-	-	-	-	-	-	-	-	-

Net assets	$ 20,282	$144,790	$240,410	$173,482	$ 15,292	$ 49,619	$290,979	$424,973	$ 5,608	$ 36,703

Accumulation units (Note 7)

Contractowners	2,060	12,025	19,617	14,743	1,441	4,497	20,514	29,972	497	3,087

NET ASSET VALUE PER ACCUMULATION UNIT

December 31, 1999	$ 9.85	$ 12.04	$ 12.26	$ 11.77	$ 10.61	$ 11.03	$ 14.18	$ 14.18	$ 11.30	$ 11.89

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - Panorama Passage

STATEMENT OF OPERATIONS
For the Period October 1, 1999 (Commencement of Operations) Through December 31, 1999

	MML Equity Sub-Account	MML Managed Bond Sub-Account	MML Blend Sub-Account	MML Equity Index Sub-Account	MML Small Cap Value Equity Sub-Account	MML Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer High Income Sub-Account

Investment income

Dividends (Note 3B)	$ 3,426	$ 912	$ 10,828	$ 3,007	$ 42	$ -	$ 2,463	$ 582	$ -

Expenses

Mortality and expense risk fees (Note 4)	7	60	338	293	4	27	57	158	86

Net investment income (loss) (Note 3C)	3,419	852	10,490	2,714	38	(27)	2,406	424	(86)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	-	-	-	-	-	-	-	-	-

Change in net unrealized appreciation/depreciation of investments	(2,892)	(1,040)	(10,743)	6,024	113	3,250	5,499	-	419

Net gain (loss) on investments	(2,892)	(1,040)	(10,743)	6,024	113	3,250	5,499	-	419

Net increase (decrease) in net assets resulting from operations	$ 527	$ (188)	$ (253)	$ 8,738	$ 151	$ 3,223	$ 7,905	$ 424	$ 333

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - Panorama Passage

STATEMENT OF OPERATIONS (Continued)
For the Period October 1, 1999 (Commencement of Operations) Through December 31, 1999

	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Strategic Bond Sub-Account	Oppenheimer Main Street Growth & Income Sub-Account	Panorama Total Return Sub-Account	Panorama Growth Sub-Account	Oppenheimer International Growth Sub-Account	American Century VP Income & Growth Sub-Account

Investment income

Dividends (Note 3B)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

Expenses

Mortality and expense risk fees (Note 4)	56	284	39	6	172	135	-	-	265

Net investment income (loss) (Note 3C)	(56)	(284)	(39)	(6)	(172)	(135)	-	-	(265)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	1,339	-	-	-	-	-	-	-	-

Change in net unrealized appreciation/depreciation of investments	5,376	23,633	4,516	26	7,481	1,697	8	36	9,904

Net gain (loss) on investments	6,715	23,633	4,516	26	7,481	1,697	8	36	9,904

Net increase (decrease) in net assets resulting from operations	$ 6,659	$23,349	$ 4,477	$ 20	$ 7,309	$ 1,562	$ 8	$ 36	$ 9,639

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - Panorama Passage

STATEMENT OF OPERATIONS (Continued)
For the Period October 1, 1999 (Commencement of Operations) Through December 31, 1999

	American Century VP Value Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Fidelity’s VIP Growth Sub-Account	Fidelity’s VIP II Contrafund Sub-Account	Fidelity’s VIP III Growth Opportunities Sub-Account	MFS Growth With Income Sub-Account	Janus Aspen Worldwide Growth Sub-Account	Janus Aspen Capital Appreciation Sub-Account	Templeton International Sub-Account	BT Small Cap Index Sub-Account

Investment income

Dividends (Note 3B)	$ -	$ 1,416	$ -	$ -	$ -	$ -	$ -	$ 733	$ -	$ 1,393

Expenses

Mortality and expense risk fees (Note 4)	6	181	290	97	-	56	199	458	-	36

Net investment income (loss) (Note 3C)	(6)	1,235	(290)	(97)	-	(56)	(199)	275	-	1,357

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	-	-	1,072	-	-	-	-	-	-	-

Change in net unrealized appreciation/depreciation of investments	468	10,923	16,100	7,163	-	2,206	23,400	55,397	-	1,682

Net gain (loss) on investments	468	10,923	17,172	7,163	-	2,206	23,400	55,397	-	1,682

Net increase (decrease) in net assets resulting from operations	$ 462	$12,158	$16,882	$ 7,066	$ -	$ 2,150	$23,201	$55,672	$ -	$ 3,039

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - Panorama Passage

STATEMENT OF CHANGES IN NET ASSETS
For The Period October 1, 1999 (Commencement of Operations) Through December 31, 1999

	MML Equity Sub-Account	MML Managed Bond Sub-Account	MML Blend Sub-Account	MML Equity Index Sub-Account	MML Small Cap Value Equity Sub-Account	MML Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer High Income Sub-Account

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 3,419	$ 852	$ 10,490	$ 2,714	$ 38	$ (27)	$ 2,406	$ 424	$ (86)

Net realized gain (loss) on investments	-	-	-	-	-	-	-	-	-
Change in net unrealized appreciation/depreciation of investments	(2,892)	(1,040)	(10,743)	6,024	113	3,250	5,499	-	419

Net increase (decrease) in net assets resulting from operations	527	(188)	(253)	8,738	151	3,223	7,905	424	333

Capital transactions:

Net contract payments	109,320	60,357	405,925	255,087	-	44,185	44,644	442,916	82,015
Transfer from (to) Fixed Account	-	-	-	-	-	-	-	-	-
Withdrawal of funds	-	-	-	-	-	-	-	-	-

Transfer due to death benefits	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	2,902	(220)	(2,565)	22	-	1,168	1,329	591	33

Transfers between Sub-Accounts	-	859	286	6,296	5,151	-	43,741	(31,079)	258

Net increase (decrease) in net assets resulting from capital transactions	112,222	60,996	403,646	261,405	5,151	45,353	89,714	412,428	82,306

Total increase	112,749	60,808	403,393	270,143	5,302	48,576	97,619	412,852	82,639

NET ASSETS, at beginning of the period	-	-	-	-	-	-	-	-	-

NET ASSETS, at end of the year	$112,749	$ 60,808	$403,393	$270,143	$ 5,302	$ 48,576	$ 97,619	$412,852	$ 82,639

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - Panorama Passage

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Period October 1, 1999 (Commencement of Operations) Through December 31, 1999

	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Strategic Bond Sub-Account	Oppenheimer Main Street Growth & Income Sub-Account	Panorama Total Return Sub-Account	Panorama Growth Sub-Account	Oppenheimer International Growth Sub-Account	American Century VP Income & Growth Sub-Account

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ (56)	$ (284)	$ (39)	$ (6)	$ (172)	$ (135)	$ -	$ -	$ (265)

Net realized gain (loss) on investments	1,339	-	-	-	-	-	-	-	-

Change in net unrealized appreciation/depreciation of investments	5,376	23,633	4,516	26	7,481	1,697	8	36	9,904

Net increase (decrease) in net assets resulting from operations	6,659	23,349	4,477	20	7,309	1,562	8	36	9,639

Capital transactions:

Net contract payments	133,769	201,785	46,001	12,800	190,305	101,944	-	-	179,000

Transfer from (to) Fixed Account	-	-	-	-	-	-	-	-	-

Withdrawal of funds	-	-	-	-	-	-	-	-	-

Transfer due to death benefits	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	1,484	(1,676)	764	-	1,518	(153)	-	-	64,764

Transfers between Sub-Accounts	(43,741)	761	889	-	14,188	7,770	286	253	5,194

Net increase (decrease) in net assets resulting from capital transactions	91,512	200,870	47,654	12,800	206,011	109,561	286	253	248,958

Total increase	98,171	224,219	52,131	12,820	213,320	111,123	294	289	258,597

NET ASSETS, at beginning of the period	-	-	-	-	-	-	-	-	-

NET ASSETS, at end of the year	$ 98,171	$224,219	$ 52,131	$ 12,820	$213,320	$111,123	$ 294	$ 289	$258,597

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - Panorama Passage

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Period October 1, 1999 (Commencement of Operations) Through December 31, 1999

	American Century VP Value Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Fidelity’s VIP Growth Sub-Account	Fidelity’s VIP II Contrafund Sub-Account	Fidelity’s VIP III Growth Opportunities Sub-Account	MFS Growth With Income Sub-Account	Janus Aspen Worldwide Growth Sub-Account	Janus Aspen Capital Appreciation Sub-Account	Templeton International Sub-Account	BT Small Cap Index Sub-Account

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ (6)	$ 1,235	$ (290)	$ (97)	$ -	$ (56)	$ (199)	$ 275	$ -	$ 1,357

Net realized gain (loss) on investments	-	-	1,072	-	-	-	-	-	-	-

Change in net unrealized appreciation/depreciation of investments	468	10,923	16,100	7,163	-	2,206	23,400	55,397	-	1,682

Net increase (decrease) in net assets resulting from operations	462	12,158	16,882	7,066	-	2,150	23,201	55,672	-	3,039

Capital transactions:

Net contract payments	19,643	117,860	273,983	158,659	15,056	47,745	255,031	355,627	5,475	33,536

Transfer from (to) Fixed Account	-	-	-	-	-	-	-	-	-	-

Withdrawal of funds	-	-	-	-	-	-	-	-	-	-

Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	177	992	798	1,559	236	(405)	4,002	2,513	133	-

Transfers between Sub-Accounts	-	13,780	(51,253)	6,198	-	129	8,745	11,161	-	128

Net increase (decrease) in net assets resulting from capital transactions	19,820	132,632	223,528	166,416	15,292	47,469	267,778	369,301	5,608	33,664

Total increase	20,282	144,790	240,410	173,482	15,292	49,619	290,979	424,973	5,608	36,703

NET ASSETS, at beginning of the period	-	-	-	-	-	-	-	-	-	-

NET ASSETS, at end of the year	$ 20,282	$144,790	$240,410	$173,482	$ 15,292	$ 49,619	$290,979	$424,973	$ 5,608	$ 36,703

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - Panorama Passage

Notes To Financial Statements

1.	HISTORY

Massachusetts Mutual Variable Annuity Separate Account 4 (“Separate Account 4”) is a separate investment account established on July 9, 1998.

MassMutual maintains two segments within Separate Account 4. The segments are the Panorama Premier Segment and the Panorama Passage Segment. These notes and the financial statements presented herein describe and consist only of the Panorama Passage segment (the “Pan Passage Segment”). The Pan Passage Segment is used exclusively for MassMutual’s individual certificates issued under a group variable deferred annuity contract with flexible purchase payments known as Panorama Passage.

The Separate Account 4 operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

2.	INVESTMENT OF PAN PASSAGE SEGMENT’S ASSETS

Pan Passage Segment maintains twenty-eight Sub-Accounts. Each Sub-Account invests in corresponding shares of either the: MML Series Investment Fund (“MML Trust”), Panorama Series Fund, Inc. (“Panorama Fund”), Oppenheimer Variable Account Funds (“Oppenheimer Trust”), American Century Variable Portfolios, Inc. (“American Century”), T. Rowe Price Equity Series, Inc. (“T. Rowe Price”), Fidelity Variable Insurance Products (“VIP”), Fidelity Variable Insurance Products Fund II (“VIP II”), Fidelity Variable Insurance Products Fund III (“VIP III”), MFS® Variable Insurance Trust SM (“MFS Trust”), Janus Aspen Series (“Janus Aspen”), BT Insurance Funds Trust (“BT Funds”) and Templeton Variable Products Series Fund (“Templeton Fund”).

MML Trust is an open-end, management investment company registered under the 1940 Act. Seven of its eight separate Series are available to the Pan Passage Segment’s contract owners: MML Equity Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Index Fund, MML Small Cap Value Equity Fund, MML Small Cap Growth Equity Fund and MML Growth Equity Fund. MassMutual serves as investment manager of each of the MML Funds pursuant to an investment management agreement. David L. Babson & Company, Inc., a controlled subsidiary of MassMutual, served as the investment sub-adviser to the MML Equity Fund, the Equity Sector of the MML Blend Fund and the MML Small Cap Value Equity Fund (effective January 1, 2000, Babson will continue to serve as the sub-adviser to the MML Equity Fund and the MML Small Cap Value Equity Fund and will become the sub-adviser to the MML Managed Bond Fund and the entire MML Blend Fund). MassMutual has also entered into an agreement with Mellon Equity Associates, LLP to serve as the investment sub-adviser to the MML Equity Index Fund. MassMutual has entered into a subadvisory agreement with Massachusetts Financial Services Company to serve as sub-adviser to the MML Growth Equity Fund. MassMutual has entered into subadvisory agreements with J.P. Morgan Investment Management Company Inc. and Waddell & Reed Investment Management Company to serve as the investment sub-advisers to the MML Small Cap Growth Equity Fund.

Oppenheimer Trust is an open-end, diversified management investment company registered under the 1940 Act with seven of its Funds available to Pan Passage contract owners: Oppenheimer Money Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer Strategic Bond Fund/VA and Oppenheimer Main Street Growth & Income Fund/VA. OFI serves as investment manager to the Oppenheimer Trust.

Panorama Fund is an open-end, diversified management investment company registered under the 1940 Act with three of its Portfolios available to the Pan Passage contract owners: Panorama Total Return Portfolio, Panorama Growth Portfolio and Oppenheimer International Growth Fund/VA (prior to October 1, 1999, this Fund was called the Panorama International Equity Portfolio). OppenheimerFunds, Inc. (“OFI”), a controlled subsidiary of MassMutual, serves as the investment manager to the Panorama Fund.

Notes To Financial Statements (Continued)

American Century, is an open-end, diversified management investment company registered under the 1940 Act with two of its Funds available to Pan Passage contract owners: VP Income & Growth Fund and VP Value Fund. American Century Investment Management, Inc. is the investment manager to both Funds.

T. Rowe Price is an open-end, diversified investment company registered under the 1940 Act with one of its series of shares available to Pan Passage contract owners: the T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price Associates, Inc. is the investment manager to the Portfolio.

VIP is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to Pan Passage contract owners: the VIP Growth Portfolio. Fidelity Management & Research Company (“FMR”) is the investment manager to the Portfolio.

VIP II is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to Pan Passage contract owners: the VIP II Contrafund® Portfolio. FMR is the investment manager to the VIP II Contrafund® Portfolio. Fidelity Management & Research (U.K.) Inc (“FMR U.K.”) and Fidelity Management & Research (“FMR Far East”) Inc. assist FMR with foreign investments. They each serve as sub-advisers to the Portfolio.

VIP III is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to Pan Passage contract owners: the VIP III Growth Opportunities Portfolio. FMR is the investment manager to VIP III Growth Opportunities Portfolio. FMR U.K. and FMR Far East assist with foreign investments. They each serve as sub-advisers to the Portfolio.

The MFS Trust is an open-end, management investment company registered under the 1940 Act with one of its separate Series of shares available to Pan Passage contract owners: MFS® Growth with Income Series. Massachusetts Financial Services Company serves as investment adviser to the MFS® Growth with Income Series.

Janus Aspen is an open-end, management investment company registered under the 1940 Act with two of its separate series available to Pan Passage contract owners: Janus Aspen Worldwide Growth Portfolio and Janus Aspen Capital Appreciation Portfolio. Janus Capital is the investment adviser to the Portfolios.

BT Funds is an investment company registered under the 1940 Act with one of its separate Series available to Pan Passage contract owners: BT Small Cap Index Fund. Bankers Trust Company is the investment adviser to the Fund.

Templeton Fund is an open-end, management investment company registered under the 1940 Act with one of its separate Series available to Pan Passage contract owners: Templeton International Fund. Templeton Investment Counsel, Inc. is the investment manager of the Templeton International Fund.

In addition to the twenty-eight Sub-Accounts, contract owners may also allocate funds to either of three Fixed Accounts: the Fixed Account and two Fixed Accounts for Dollar Cost Averaging (“DCA Fixed Account”), which are part of MassMutual’s General Account. Because of exemptive and exclusionary provision, interests in the two Fixed Accounts, are not registered under the Securities Act of 1933. Also, the Fixed Accounts are not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by the Pan Passage Segment in preparation of the financial statements in conformity with generally accepted accounting principles.

A. Investment Valuation

Investments in the MML Trust, Oppenheimer Trust, Panorama Fund, American Century, T. Rowe Price, VIP, VIP II, VIP III, MFS Trust, Janus Aspen, BT Funds and Templeton Fund are each stated at market value which is the net asset value per share of each of the respective underlying Funds/Portfolios.

Notes To Financial Statements (Continued)

B. Accounting for Investments

Investment transactions are accounted for on the trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

C. Federal Income Taxes

Operations of the Pan Passage Segment form a part of the total operations of MassMutual, and the Pan Passage Segment is not taxed separately. MassMutual is taxed as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Pan Passage Segment will not be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code.

Under existing federal law, no taxes are payable on investment income and realized capital gains attributable to contracts which depend on the Pan Passage Segment’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Pan Passage Segment.

D. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	CHARGES

There are no deductions for sales charges made from purchase payments or withdrawals. Any premium taxes relating to the certificate may be deducted from the purchase payments or certificate value when annuity payments or withdrawals are made. Premium taxes generally range from 0% to 3.5%.

There is also an annual contract maintenance charge of $40 per contract, imposed each year for the expenses incurred by MassMutual for the establishment and maintenance of the contract and related administrative expenses.

For assuming mortality and expense risks, MassMutual deducts a charge equal, on an annual basis, to 1.34% of the average daily net asset value of the Separate Account’s assets. MassMutual also deducts an administrative charge equal, on an annual basis, to .15% of the average daily net assets of the Separate Account. These charges cover expenses in connection with the administration of the Separate Account and the contracts.

5.	DISTRIBUTION AGREEMENTS

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the certificates pursuant to an underwriting and servicing agreement among MML Distributors, MassMutual and Separate Account 4. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the certificates.

MML Investors Services, Inc. (“MMLISI”), a wholly-owned subsidiary of MassMutual, serves as co-underwriter of the certificate pursuant to underwriting and servicing agreements among MMLISI, MassMutual and C.M. Separate Account 4. MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the certificate as authorized variable life insurance agents under applicable state insurance laws.

Pursuant to underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the certificate are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their actions as underwriters of the certificate.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

For The Year Ended December 31, 1999	MML Equity Sub-Account	MML Managed Bond Sub-Account	MML Blend Sub-Account	MML Equity Index Sub-Account	MML Small Cap Value Equity Sub-Account	MML Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer Aggressive Growth Sub-Account

Cost of purchases	$112,222	$ 60,995	$403,648	$246,798	$ 5,151	$ 40,674	$ 89,718	$394,955	$ 82,306	$131,984

Proceeds from sales	-	-	-	-	-	-	-	(31,079)	-	(43,742)

For The Year Ended December 31, 1999 (Continued)	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Strategic Bond Sub-Account	Oppenheimer Main Street Growth & Income Sub-Account	Panorama Total Return Sub-Account	Panorama Growth Sub-Account	Oppenheimer International Growth Sub-Account	American Century VP Income & Growth Sub-Account	American Century VP Value Sub-Account

Cost of purchases	$200,892	$ 32,669	$ 12,800	$206,093	$109,618	$ 286	$ 252	$234,404	$ 12,800

Proceeds from sales	-	-	-	-	-	-	-	-	-

For The Year Ended December 31, 1999 (Continued)	T. Rowe Price Mid-Cap Growth Sub-Account	Fidelity’s VIP Growth Sub-Account	Fidelity’s VIP II Contrafund Sub-Account	Fidelity’s VIP III Growth Opportunities Sub-Account	MFS Growth With Income Sub-Account	Janus Aspen Worldwide Growth Sub-Account	Janus Aspen Capital Appreciation Sub-Account	Templeton International Sub-Account	BT Small Cap Index Sub-Account

Cost of purchases	$134,091	$274,779	$151,601	$ -	$ 47,471	$261,689	$350,606	$ -	$ 35,060

Proceeds from sales	-	(51,236)	-	-	-	-	-		-
Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS

For The Period October 1, 1999 (Commencement of Operations) Through December 31, 1999	MML Equity Sub-Account	MML Managed Bond Sub-Account	MML Blend Sub-Account	MML Equity Index Sub-Account	MML Small Cap Value Equity Sub-Account	MML Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Global Securities Sub-Account

Units purchased	11,270	6,001	40,202	23,076	-	3,828	3,319	43,991	8,123	10,216	17,378	3,757

Units withdrawn	-	-	-	-	-	-	-	-	-	-	-	-

Units transferred between divisions	-	86	29	572	531	-	3,292	(3,085)	25	(3,454)	65	71

Net increase	11,270	6,087	40,231	23,648	531	3,828	6,611	40,906	8,148	6,762	17,443	3,828

Units, at beginning of the period	-	-	-	-	-	-	-	-	-	-	-	-

Units, at end of the year	11,270	6,087	40,231	23,648	531	3,828	6,611	40,906	8,148	6,762	17,443	3,828

For The Period October 1, 1999 (Commencement of Operations) Through December 31, 1999 (Continued)	Oppenheimer Strategic Bond Sub-Account	Oppenheimer Main Street Growth & Income Sub-Account	Panorama Total return Sub-Account	Panorama Growth Sub-Account	Oppenheimer International Growth Sub-Account	American Century VP Income & Growth Sub-Account	American Century VP Value Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Fidelity’s VIP Growth Sub-Account	Fidelity’s VIP II Contrafund Sub-Account	Fidelity’s VIP III Growth Opportunities Sub-Account	MFS Growth With Income Sub-Account

Units purchased	1,253	17,828	9,887	-	-	16,479	2,060	10,782	24,032	14,187	1,441	4,485

Units withdrawn	-	-	-	-	-	-	-	-	-	-	-	-

Units transferred between divisions	-	1,341	757	28	21	6,330	-	1,243	(4,415)	556	-	12

Net increase	1,253	19,169	10,644	28	21	22,809	2,060	12,025	19,617	14,743	1,441	4,497

Units, at beginning of the period	-	-	-	-	-	-	-	-	-	-	-	-

Units, at end of the year	1,253	19,169	10,644	28	21	22,809	2,060	12,025	19,617	14,743	1,441	4,497

For The Period October 1, 1999 (Commencement of Operations) Through December 31, 1999 (Continued)	Janus Aspen Worldwide Growth Sub-Account	Janus Aspen Capital Appreciation Sub-Account	Templeton International Sub-Account	BT Small Cap Index Sub-Account

Units purchased	19,845	29,116	497	3,075

Units withdrawn	-	-	-	-

Units transferred between divisions	669	856	-	12

Net increase	20,514	29,972	497	3,087

Units, at beginning of the period	-	-	-	-

Units, at end of the year	20,514	29,972	497	3,087

Notes To Financial Statements (Continued)

8.	CONSOLIDATED MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4

As discussed in Note 1, the financial statements only represent activity of MassMutual’s Panorama Passage Segment. The combined net assets as of December 31, 1999 for Separate Account 4, which includes Panorama Premier and Panorama Passage Segments are as follows:

	MML Equity Sub-Account	MML Managed Bond Sub-Account	MML Blend Sub-Account	MML Equity Index Sub-Account	MML Small Cap Value Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Growth Equity Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer Aggressive Growth Sub-Account

Total assets	$ 3,124,067	$ 60,868	$ 4,960,149	$ 4,615,261	$ 1,876,623	$ 1,608,399	$ 1,132,493	$ 5,466,295	$ 3,735,126	$ 1,002,552	$ 1,407,541

Total liabilities	7,404	60	10,994	10,771	5,746	3,843	3,089	12,202	10,797	1,713	791

Net assets	$ 3,116,663	$ 60,808	$ 4,949,155	$ 4,604,490	$ 1,870,877	$ 1,604,556	$ 1,129,404	$ 5,454,093	$ 3,724,329	$ 1,000,839	$ 1,406,750

Net assets:

For variable annuity contractowners	$ 3,116,663	$ 60,808	$ 4,949,155	$ 4,604,490	$ 1,870,877	$ 1,604,556	$ 1,129,404	$ 5,454,093	$ 3,724,329	$ 1,000,839	$ 1,406,750

	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Strategic Bond Sub-Account	Oppenheimer Main Street Growth & Income Sub-Account	Panorama Total Return Sub-Account	Panorama Growth Sub-Account	Oppenheimer International Growth Sub-Account	Panorama LifeSpan Diversified Income Sub-Account	Panorama LifeSpan Balanced Sub-Account	Panorama LifeSpan Capital Appreciation Sub-Account	American Century VP Income & Growth Sub-Account

Total assets	$ 1,153,667	$ 1,338,369	$ 1,109,071	$ 3,148,316	$ 3,640,406	$ 2,640,009	$ 3,226,985	$ 1,171,051	$ 2,418,759	$ 736,664	$13,311,677

Total liabilities	1,399	1,878	1,385	4,567	12,341	8,413	8,565	3,816	3,251	2,387	36,834

Net assets	$ 1,152,268	$ 1,336,491	$ 1,107,686	$ 3,143,749	$ 3,628,065	$ 2,631,596	$ 3,218,420	$ 1,167,235	$ 2,415,508	$ 734,277	$13,274,843

Net assets:

For variable annuity contractowners	$ 1,152,268	$ 1,336,491	$ 1,107,686	$ 3,143,749	$ 3,628,065	$ 2,631,596	$ 3,218,420	$ 1,167,235	$ 2,415,508	$ 734,277	$13,274,843

	American Century VP Value Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Fidelity’s VIP Growth Sub-Account	Fidelity’s VIP II Contrafund Sub-Account	Fidelity’s VIP III Growth Opportunitites Sub-Account	MFS Growth with Income Sub-Account	Janus Aspen Worldwide Growth Sub-Account	Janus Aspen Capital Appreciation Sub-Account	Templeton International Sub-Account	BT Small Cap Index Sub-Account

Total assets	$ 274,485	$ 7,959,875	$ 1,352,197	$15,664,326	$ 601,597	$ 343,301	$ 3,962,717	$ 4,987,350	$ 368,356	$ 207,668

Total liabilities	377	20,056	2,102	39,593	804	634	4,024	5,954	509	278

Net assets	$ 274,108	$ 7,939,819	$ 1,350,095	$15,624,733	$ 600,793	$ 342,667	$ 3,958,693	$ 4,981,396	$ 367,847	$ 207,390

Net assets:

For variable annuity contractowners	$ 274,108	$ 7,939,819	$ 1,350,095	$15,624,733	$ 600,793	$ 342,667	$ 3,958,693	$ 4,981,396	$ 367,847	$ 207,390

Report of Independent Auditors’

To the Board of Directors and Policyholders of
Massachusetts Mutual Life Insurance Company

We have audited the accompanying statutory statement of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1999, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The statutory financial statements of the Company for the years ended December 31, 1998 and 1997, were audited by other auditors. Their report, dated February 25, 1999, expressed an opinion that these statements were not fairly presented in conformity with generally accepted accounting principles; however, such report also expressed an unqualified opinion on those financial statements’ conformity with the statutory basis of accounting described in Note 1 to the financial statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company has prepared these financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraph, the 1999 financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1999, or the results of its operations or its cash flows for the year then ended.

In our opinion, the 1999 statutory financial statements referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 1999, and the results of its operations and its cash flows for the year then ended on the statutory basis of accounting described in Note 1.

DELOITTE & TOUCHE LLP

Hartford, Connecticut
February 1, 2000
Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	1999	1998
	(In Millions)
Assets:

Bonds	$24,598.4	$25,215.8
Common stocks	294.4	296.3
Mortgage loans	6,540.8	5,916.5
Real estate	2,138.8	1,739.8
Other investments	2,516.9	2,263.7
Policy loans	5,466.9	5,224.2
Cash and short-term investments	1,785.8	1,123.3

Total invested assets	43,342.0	41,779.6
Other assets	1,330.7	1,306.2

	44,672.7	43,085.8
Separate account assets	20,453.0	19,589.7

Total assets	$65,125.7	$62,675.5

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	1999	1998
	(In Millions)
Liabilities:

Policyholders’ reserves and funds	$37,191.6	$35,277.0
Policyholders’ dividends	1,070.8	1,021.6
Policyholders’ claims and other benefits	328.8	332.4
Federal income taxes	734.3	634.9
Asset valuation and other investment reserves	993.9	1,053.4
Other liabilities	943.0	1,578.9

	41,262.4	39,898.2

Separate account liabilities	20,452.0	19,588.5

Total liabilities	61,714.4	59,486.7

Policyholders’ contingency reserves	3,411.3	3,188.8

Total liabilities and policyholders’ contingency reserves	$65,125.7	$62,675.5

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	1999	1998	1997
	(In Millions)
Revenue:

Premium income	$7,630.3	$7,482.2	$6,764.8
Net investment income	3,075.8	2,956.8	2,870.2
Fees and other income	184.3	154.0	126.7

Total revenue	10,890.4	10,593.0	9,761.7

Benefits and expenses:

Policyholders’ benefits and payments	7,294.0	5,873.9	6,583.8
Addition to policyholders’ reserves and funds	1,127.6	2,299.6	826.8
Operating expenses	450.7	509.5	450.8
Commissions	281.8	299.3	315.3
State taxes, licenses and fees	82.4	88.1	81.5

Total benefits and expenses	9,236.5	9,070.4	8,258.2

Net gain before federal income taxes and dividends	1,653.9	1,522.6	1,503.5

Federal income taxes	160.9	199.3	284.4

Net gain from operations before dividends	1,493.0	1,323.3	1,219.1

Dividends to policyholders	1,031.0	982.9	919.5

Net gain from operations	462.0	340.4	299.6

Net realized capital gain (loss)	5.4	25.4	(42.5)

Net income	$ 467.4	$ 365.8	$ 257.1

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN POLICYHOLDERS’ CONTINGENCY RESERVES

	Years Ended December 31,
	1999	1998	1997
	(In Millions)

Policyholders’ contingency reserves, beginning of year	$3,188.8	$2,873.3	$2,638.6

Increases (decreases) due to:
Net income	467.4	365.8	257.1
Net unrealized capital gains (losses)	(201.7)	17.4	119.1
Change in asset valuation and other investment reserves	59.5	(81.0)	(76.0)
Change in prior year policyholders’ reserves	(13.0)	8.6	(55.4)
Benefit plan enhancements	(78.9)	–	–
Other	(10.8)	4.7	(10.1)

	222.5	315.5	234.7

Policyholders’ contingency reserves, end of year	$3,411.3	$3,188.8	$2,873.3

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	1999	1998	1997
	(In Millions)
Operating activities:
Net income	$ 467.4	$ 365.8	$ 257.1
Addition to policyholders’ reserves, funds and policy benefits, net of transfers to separate accounts	1,911.0	1,472.8	421.3
Net realized capital (gain) loss	(5.4)	(25.4)	42.5
Other changes	(220.2)	15.4	(108.1)

Net cash provided by operating activities	2,152.8	1,828.6	612.8

Investing activities:
Loans and purchases of investments	(14,180.3)	(15,981.2)	(12,292.7)
Sales and maturities of investments and receipts from repayment of loans	12,690.0	13,334.7	12,545.7

Net cash provided by (used in) investing activities	(1,490.3)	(2,646.5)	253.0

Increase (decrease) in cash and short-term investments	662.5	(817.9)	865.8

Cash and short-term investments, beginning of year	1,123.3	1,941.2	1,075.4

Cash and short-term investments, end of year	$ 1,785.8	$ 1,123.3	$ 1,941.2

See Notes to Statutory Financial Statements.

Notes to Statutory Financial Statements

Massachusetts Mutual Life Insurance Company (“the Company” or “MassMutual”) is a mutual life insurance company and as such has no shareholders. The Company’s primary business is individual life insurance, annuity and disability income products distributed primarily through career agents. The Company also provides either directly or through its subsidiaries a wide range of pension products and services, as well as investment services to individuals, corporations and institutions in all 50 states and the District of Columbia.

1. SUMMARY OF ACCOUNTING PRACTICES

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and are different in some respects from financial statements prepared in accordance with generally accepted accounting principles (“GAAP”). The more significant differences are as follows: (a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) statutory policy reserves are based upon the commissioners reserve valuation methods and statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon net level premium and estimated gross margin methods and appropriately conservative estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost whereas GAAP generally requires they be reported at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP; (e) payments received for universal and variable life products, variable annuities and investment related products are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders’ account balances; and (f) majority owned subsidiaries are accounted for using the equity method, whereas GAAP would require these entities to be consolidated.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles (“Codification”). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in all states and is expected to become effective January 1, 2001. The effect of adopting Codification shall be reported as an adjustment to policyholders’ contingency reserves on the effective date. The Company is currently reviewing the impact of Codification; however, due to the nature of certain required accounting changes and their sensitivity to factors such as interest rates, the actual impact upon adoption cannot be determined at this time.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities, at the date of the financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the financial statements.

The following is a description of the Company’s principal accounting policies and practices.

a.	Investments

Bonds and stocks are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, using the interest method, preferred stocks in good standing at cost, and common stocks at fair value.

Mortgage loans are valued at unpaid principal net of unamortized premium or discount. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. Real estate is valued at cost less accumulated depreciation, impairment allowances and mortgage encumbrances. Encumbrances totaled $50.8 million in 1999 and $63.5 million in 1998. Depreciation on investment real estate is calculated using the straight-line and constant yield methods.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

Short-term investments are stated at amortized cost.
Notes to Statutory Financial Statements, Continued

Investments in unconsolidated subsidiaries and affiliates, joint ventures and other forms of partnerships are included in other investments on the Statutory Statements of Financial Position and are accounted for using the equity method. During 1999, MassMutual contributed additional paid-in capital of $125.0 million to certain unconsolidated subsidiaries.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve (“AVR”) and an Interest Maintenance Reserve (“IMR”). The AVR and other investment reserves stabilize the policyholders’ contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments. The IMR defers after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest related hedging activities. These interest rate related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after tax capital losses of $29.2 million in 1999 and net realized after tax capital gains of $189.1 million in 1998, and $95.4 million in 1997 were deferred into to the IMR. Amortization of the IMR into net investment income amounted to $52.0 million in 1999, $40.3 million in 1998, and $31.0 million in 1997.

Realized capital gains and losses, less taxes, not includable in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in policyholders’ contingency reserves.

b.	Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance contractholders. Assets consist principally of marketable securities reported at fair value. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statements of Income. The Company receives administrative and investment advisory fees from these accounts.

c.	Non-admitted Assets

Assets designated as “non-admitted” include furniture, certain equipment and other receivables and are excluded from the Statutory Statements of Financial Position by an adjustment to policyholders’ contingency reserves.

d.	Policyholders’ Reserves and Funds

Policyholders’ reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates ranging from 2.50 to 6.75 percent.

Reserves for individual annuities, guaranteed investment contracts and deposit administration and immediate participation guarantee contracts are based on accepted actuarial methods principally at interest rates ranging from 2.25 to 11.25 percent.

Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods, and various morbidity tables with assumed interest rates ranging from 2.50 to 5.50 percent.

e.	Premium and Related Expense Recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Disability income premiums are recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred.

f.	Policyholders’ Dividends

The Board of Directors annually approves dividends to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders’ contingency reserves and consider investment and mortality experience, expenses and federal income tax charges. The liability for policyholders’ dividends is the estimated amount of dividends to be paid during the following calendar year.

Notes to Statutory Financial Statements, Continued

g.	Cash and Short-term Investments

The Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments.

h.	Policyholders’ Contingency Reserves

Policyholders’ contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

2. SURPLUS NOTES

The Company issued surplus notes of $100.0 million at 7.5 percent and $250.0 million at 7.625 percent in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. Issuance was approved by the Commissioner of Insurance of the Commonwealth of Massachusetts (“the Commissioner”).

All payments of interest and principal are subject to the prior approval of the Commissioner. Sinking fund payments are due as follows: $62.5 million in 2021, $87.5 million in 2022, $150.0 million in 2023 and $50.0 million in 2024.

Interest on the notes issued in 1994 is scheduled to be paid on March 1 and September 1 of each year, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is scheduled to be paid on May 15 and November 15 of each year, to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Commissioner. Interest of $26.6 million was approved and paid in 1999, 1998 and 1997.

The proceeds of the notes, less a $6.7 million reserve in 1999 and a $24.4 million reserve in 1998 for contingencies associated with the issuance of the notes, are recorded as a component of the Company’s policyholders’ contingency reserves as permitted by the Commonwealth of Massachusetts Division of Insurance. These surplus note contingency reserves are included in asset valuation and other investment reserves on the Statutory Statements of Financial Position.

3. BENEFIT PLANS

The Company provides multiple benefit plans to employees, agents and retirees, including retirement plans and life and health benefits.

a.	Retirement Plans

On June 1, 1999, the Company converted its two non-contributory defined benefit plans into a cash balance pension plan. The cash balance pension plan covers substantially all of its employees. Benefits are expressed as an account balance which is increased with pay credits and interest credits. Prior to June 1, 1999, the Company offered two non-contributory defined benefit plans covering substantially all of its employees. One plan included active employees and retirees previously employed by Connecticut Mutual Life Insurance Company (“Connecticut Mutual”) which merged with MassMutual in 1996; the other plan included all other eligible employees and retirees. Benefits were based on the employees’ years of service, compensation during the last five years of employment and estimated social security retirement benefits.

The Company accounts for these plans following Financial Accounting Standards Board Statement No. 87, “Employers’ Accounting for Pensions.” Accordingly, as permitted by the Commonwealth of Massachusetts Division of Insurance, the Company has recognized a pension asset of $214.4 million and $216.0 million at December 31, 1999 and 1998, respectively. Company policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 1999 and 1998. The assets of the plans are invested in the Company’s general account and separate accounts.

Notes to Statutory Financial Statements, Continued

The Company also has defined contribution plans for employees and agents. The Company funds the plans by matching employee contributions, subject to statutory limits. Company contributions and any earnings on them are vested based on years of service using a graduated vesting schedule. In 1999, the Company changed its vesting schedule to 40 percent after one year of service, 80 percent after two years of service and 100 percent after three years of service.

During 1999, the Company offered an early retirement program to employees over the age of 50 with more than 10 years of service. Employees that elected this program received enhanced benefits that included an additional five years of credited service and an additional five years of attained age. Additionally, a 25% cash bonus was offered for those electing a lump sum settlement of their benefit. Employee pension benefits, including the early retirement program enhancements, are paid directly from plan assets. The Company recorded a $78.9 million reduction to Policyholders’ Contingency Reserves in 1999, as a result of these benefit plan enhancements.

b.	Life and Health

Life and health insurance benefits are provided to employees and agents through group insurance contracts. Substantially all of the Company’s employees and agents may become eligible for continuation of certain of these benefits if they retire as active employees or agents of the Company. The Company adopted the NAIC accounting standard for post retirement life and health benefit costs, requiring these benefits to be accounted for using the accrual method for employees and agents eligible to retire and current retirees. The initial transition obligation of $137.9 million is being amortized over twenty years through 2012. At December 31, 1999 and 1998, the net unfunded accumulated benefit obligation was $168.7 million and $164.6 million, respectively, for employees and agents eligible to retire or currently retired and $31.0 million and $41.6 million, respectively, for participants not eligible to retire. During 1998, the Company transferred the administration of the retiree life and health plan benefit obligations and supporting assets to an unconsolidated subsidiary.

The status of the defined benefit plans as of December 31 is as follows:

	Retirement		Life and Health
	1999	1998	1999	1998
	(In Millions)
Accumulated benefit obligation at December 31	$ 777.8	$ 822.8	$ 189.1	$ 185.6
Fair value of plan assets at December 31	1,120.9	1,160.2	20.4	21.0

Funded status	$ 343.1	$ 337.4	$(168.7)	$(164.6)

The following rates were used in determining the actuarial present value of the accumulated benefit obligations.

	Retirement		Life and Health
	1999	1998	1999	1998
Discount rate	7.50%	6.75%	7.50%	6.75%
Increase in future compensation levels	4.00%	4.00-5.00%	5.00%	5.00%
Long-term rate of return on assets	9.00-10.00%	9.00-10.00%	6.75%	6.75%
Assumed increases in medical cost rates in the first year	–	–	9.00%	7.00%
declining to	–	–	5.00%	4.25%
within	–	–	5 years	5 years

A one percent increase in the annual assumed inflation rate of medical costs would increase the 1999 accumulated post retirement benefit liability and benefit expense by $10.2 million and $1.3 million, respectively. A one percent decrease in the annual assumed inflation rate of medical costs would decrease the 1999 accumulated post retirement benefit liability and benefit expense by $9.4 million and $1.1 million, respectively.

The expense charged to operations for all employee benefit plans was $28.9 million in 1999, $32.1 million in 1998 and $23.9 million in 1997. In 1997, there was a significant reduction in plan participants in the Connecticut Mutual plan, which resulted in recognition of a pension plan curtailment gain of $10.7 million.

Notes to Statutory Financial Statements, Continued

4. FEDERAL INCOME TAXES

Provision for federal income taxes is based upon the Company’s estimate of its tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, and of permanent differences such as equity tax, resulted in effective tax rates which differ from the statutory tax rate.

The Company plans to file its 1999 federal income tax return on a consolidated basis with its eligible life insurance affiliates and its non-life affiliates. The Company and its eligible life affiliates and non-life affiliates are subject to a written tax allocation agreement, which allocates the group’s consolidated tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

The Internal Revenue Service has completed examining the Company’s income tax returns through the year 1994 for Massachusetts Mutual and 1995 for Connecticut Mutual. The Internal Revenue Service is currently examining Massachusetts Mutual for the years 1995 through 1997 and Connecticut Mutual for its pre-merger 1996 tax year. The Company believes adjustments which may result from such examinations will not materially affect its financial position.

Components of the formula authorized by the Internal Revenue Service for determining deductible policyholder dividends have not been finalized for 1999 or 1998. The Company records the estimated effects of anticipated revisions in the Statutory Statements of Income.

Federal tax payments were $82.5 million in 1999, $152.4 million in 1998 and $353.4 million in 1997.

5. INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase privately placed bonds, mortgage loans and real estate, which at December 31, 1999, totaled $773.9 million.

a.	Bonds

The carrying value and estimated fair value of bonds are as follows:

	December 31, 1999
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U. S. Treasury securities and obligations of U. S. government corporations and agencies	$ 3,870.8	$ 105.8	$ 99.9	$ 3,876.7
Debt securities issued by foreign governments	24.2	1.6	0.1	25.7
Mortgage-backed securities	3,468.5	64.8	93.5	3,439.8
State and local governments	295.7	12.9	11.1	297.5
Corporate debt securities	14,393.3	277.2	507.0	14,163.5
Utilities	801.6	36.7	18.5	819.8
Affiliates	1,744.3	3.9	2.9	1,745.3

TOTAL	$24,598.4	$ 502.9	$733.0	$24,368.3

Notes to Statutory Financial Statements, Continued

	December 31, 1998
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U. S. Treasury securities and obligations of U. S. government corporations and agencies	$ 4,945.3	$ 473.0	$ 20.4	$ 5,397.9
Debt securities issued by foreign governments	41.2	1.5	1.3	41.4
Mortgage-backed securities	3,734.4	188.0	13.9	3,908.5
State and local governments	360.5	33.2	7.9	385.8
Corporate debt securities	14,133.3	845.3	118.4	14,860.2
Utilities	885.8	102.6	0.3	988.1
Affiliates	1,115.3	0.6	0.9	1,115.0

TOTAL	$25,215.8	$1,644.2	$163.1	$26,696.9

The carrying value and estimated fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Estimated Fair Value
	(In Millions)
Due in one year or less	$ 425.6	$ 480.1

Due after one year through five years	4,289.5	4,286.7

Due after five years through ten years	9,919.5	9,725.8

Due after ten years	4,166.9	4,135.0

	18,801.5	18,627.6

Mortgage-backed securities, including securities guaranteed by the U.S. government	5,796.9	5,740.7

TOTAL	$24,598.4	$24,368.3

Proceeds from sales of investments in bonds were $10,621.2 million during 1999, $11,663.4 million during 1998 and $11,427.8 million during 1997. Gross capital gains of $103.3 million in 1999, $331.8 million in 1998 and $200.7 million in 1997 and gross capital losses of $132.0 million in 1999, $47.3 million in 1998 and $68.8 million in 1997 were realized on those sales, portions of which were deferred into the IMR.

b. Common Stocks

Common stocks had a cost of $255.3 million in 1999 and $238.4 million in 1998.

c. Mortgages

The Company had restructured loans with book values of $81.1 million and $126.6 million at December 31, 1999 and 1998, respectively. These loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods was immaterial in 1999, 1998 and 1997.

At December 31, 1999, scheduled commercial mortgage loan maturities were as follows: 2000 – $249.6 million; 2001 – $250.0 million; 2002 – $327.5 million; 2003 – $359.4 million; 2004 – $363.7 million and $3,607.5 million thereafter.

Notes to Statutory Financial Statements, Continued

d.	Other

The carrying value of investments which were non-income producing for the preceding twelve months was $18.8 million and $13.2 million at December 31, 1999 and 1998, respectively.

6. PORTFOLIO RISK MANAGEMENT

The Company uses common derivative financial instruments to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. These financial instruments described below are not recorded in the financial statements, unless otherwise noted. The Company does not hold or issue these financial instruments for trading purposes.

The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Gains and losses realized on the termination of contracts are deferred and amortized through the IMR over the remaining life of the associated contract. IMR amortization is included in net investment income on the Statutory Statements of Income. Net amounts receivable and payable are accrued as adjustments to net investment income and included in other assets on the Statutory Statements of Financial Position. At December 31, 1999 and 1998, the Company had swaps with notional amounts of $9,403.5 million and $4,382.0 million, respectively.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to fifteen years. The amounts paid for options purchased are amortized into net investment income over the life of the contract on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statements of Financial Position. Gains and losses on these contracts are recorded at the expiration or termination date and are deferred and amortized through the IMR over the remaining life of the option contract. At December 31, 1999 and 1998, the Company had option contracts with notional amounts of $11,825.5 million and $12,704.4 million, respectively. The Company’s credit risk exposure was limited to the unamortized costs of $76.9 million and $92.5 million at December 31, 1999 and 1998, respectively.

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount. Amounts paid for interest rate caps and floors are amortized into net investment income over the life of the asset on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statements of Financial Position. Amounts receivable and payable are accrued as adjustments to net investment income and included in the Statutory Statements of Financial Position as other assets. Gains and losses on these contracts, including any unamortized cost, are recognized upon termination and are deferred and amortized through the IMR over the remaining life of the associated cap or floor agreement. At December 31, 1999 and 1998, the Company had agreements with notional amounts of $3,264.2 million and $4,337.9 million, respectively. The Company’s credit risk exposure on these agreements is limited to the unamortized costs of $11.1 million and $22.7 million at December 31, 1999 and 1998, respectively.

The Company enters into forward U.S. Treasury, Government National Mortgage Association (“GNMA”) and Federal National Mortgage Association (“FNMA”) commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Gains and losses on forward commitments are recorded when the commitment is closed and deferred and amortized through the IMR over the remaining life of the asset. At December 31, 1999 and 1998, the Company had U. S. Treasury, GNMA and FNMA purchase commitments which will settle during the following year with contractual amounts of $175.1 million and $603.4 million, respectively.

Notes to Statutory Financial Statements, Continued

The Company utilizes certain other agreements to reduce exposures to various risks. Notional amounts relating to these agreements totaled $582.6 million and $384.2 million at December 31, 1999 and 1998, respectively.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $59.9 million and $272.5 million at December 31, 1999 and 1998, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, collateral positions are obtained with counterparties when considered prudent.

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow. Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures do not purport to be the amount that could be realized in immediate settlement of the financial instrument. The following table summarizes the carrying value and fair values of the Company’s financial instruments at December 31, 1999 and 1998.

	1999		1998
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$24,598.4	$24,368.3	$25,215.8	$26,696.9
Common stocks	294.4	294.4	296.3	296.3
Preferred stocks	117.9	115.6	123.2	116.0
Mortgage loans	6,540.8	6,410.6	5,916.5	6,178.8
Policy loans	5,466.9	5,466.9	5,224.2	5,224.2
Cash & short-term investments	1,785.8	1,785.8	1,123.3	1,123.3

Financial liabilities:
Investment type insurance contracts	8,016.4	7,621.9	7,734.6	7,940.6
Off-balance sheet financial instruments:
Interest rate swap agreements	–	(137.3)	–	84.1
Financial options	76.9	73.8	92.5	161.9
Interest rate caps & floors	11.1	4.8	22.7	43.9
Forward commitments	–	174.1	–	604.1
Other	–	(20.3)	–	7.2

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Bonds, common and preferred stocks: The estimated fair value of bonds and stocks is based on quoted market prices when available. If quoted market prices are not available, fair values are determined by the Company using a pricing matrix.

Mortgage loans: The estimated fair value of mortgage loans is determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans.

Policy loans, cash and short-term investments: Fair values for these instruments approximate the carrying amounts reported in the Statutory Statements of Financial Position.

Investment-type insurance contracts: The estimated fair value for liabilities under investment-type insurance contracts are determined by discounted cash flow projections.
Notes to Statutory Financial Statements, Continued

Off-balance sheet financial instruments: The fair values for off-balance sheet financial instruments are based upon market prices or prices obtained from brokers.

8. RELATED PARTY TRANSACTIONS

The Company has management and service contracts or cost sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts or arrangements were $241.9 million, $205.0 million, and $137.3 million for 1999, 1998 and 1997, respectively.

The Company has reinsurance agreements with its subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, including stop-loss and modified coinsurance agreements on life insurance products. Total premiums assumed on these agreements were $39.2 million in 1999, $41.3 million in 1998 and $41.9 million in 1997. Total policyholder benefits assumed on these agreements were $43.8 million in 1999, $40.6 million in 1998 and $42.4 million in 1997.

9. INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

MassMutual has two primary insurance subsidiaries, C.M. Life Insurance Company (“C.M. Life”), which primarily writes variable annuities and universal and variable life insurance, and MML Bay State Life Insurance Company (“MML Bay State”), which primarily writes variable life and annuity business. MassMutual’s wholly-owned non-insurance subsidiary MassMutual Holding Company, Inc. (“MMHC”) owns subsidiaries which include retail and institutional asset management, registered broker dealer and international life and annuity operations.

MassMutual accounts for the value of its investments in subsidiaries at their underlying net equity. Operating results, less dividends declared, for such subsidiaries are reflected as net unrealized capital gains in the Statements of Changes in Policyholders’ Contingency Reserves. Net investment income is recorded by MassMutual to the extent that dividends are declared by the subsidiaries. During 1999, MassMutual received $100.0 million in dividends from MMHC. In the normal course of business, MassMutual provides specified guarantees and funding to its subsidiaries, including contributions, if needed, to C.M. Life and MML Bay State to meet regulatory capital requirements. The Company holds debt issued by MMHC and its subsidiaries of $1,625.6 million and $1,080.1 million at December 31, 1999 and 1998, respectively.

Below is summarized financial information for the unconsolidated subsidiaries as of December 31 and for the year then ended:

	1999	1998
	(In Millions)
Domestic life insurance subsidiaries:
Total revenue	$1,587.3	$1,151.8
Net loss	$ (26.1)	$ (2.9)
Assets	$5,947.3	$4,752.9

Other subsidiaries:
Total revenue	$1,393.4	$1,137.4
Net income	$ 115.1	$ 73.6
Assets	$3,541.8	$2,839.5

10. REINSURANCE

The Company enters into reinsurance agreements with other insurance companies in the normal course of business. Premiums, benefits to policyholders and provisions for future benefits are stated net of reinsurance. The Company remains liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. Total premiums ceded were $141.7 million in 1999, $183.9 million in 1998 and $294.6 million in 1997.

Notes to Statutory Financial Statements, Continued

11. BUSINESS RISKS AND CONTINGENCIES

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

12. SUBSIDIARIES AND AFFILIATED COMPANIES

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 1999, is illustrated below. The Company provides management or advisory services to these companies. Subsidiaries are wholly-owned, except as noted.

Parent
Massachusetts Mutual Life Insurance Company

Subsidiaries of Massachusetts Mutual Life Insurance Company
CM Assurance Company
CM Benefit Insurance Company
C.M. Life Insurance Company
MassMutual Holding Company
MML Bay State Life Insurance Company
MML Distributors, LLC
MassMutual Mortgage Finance, LLC

Subsidiaries of MassMutual Holding Company
GR Phelps & Co., Inc.
MassMutual Holding Trust I
MassMutual Holding Trust II
MassMutual Holding MSC, Inc.
MassMutual International, Inc.
MML Investor Services, Inc.

Subsidiaries of MassMutual Holding Trust I
Antares Capital Corporation – 80.0%
Charter Oak Capital Management, Inc. – 80.0%
Cornerstone Real Estate Advisors, Inc.
DLB Acquisition Corporation – 91.3%
Oppenheimer Acquisition Corporation – 91.91%

Subsidiaries of MassMutual Holding Trust II
CM Advantage, Inc.
CM International, Inc.
CM Property Management, Inc.
HYP Management, Inc.
MMHC Investments, Inc.
MML Realty Management
Urban Properties, Inc.
MassMutual Benefits Management, Inc.
Notes to Statutory Financial Statements, Continued

Subsidiaries of MassMutual International, Inc.
MassMutual Internacional (Argentina) S.A. – 85%
MassLife Seguros de Vida S. A. – 99.9%
MassMutual International (Bermuda) Ltd.
MassMutual Internacional (Chile) S. A. – 85%
MassMutual International (Luxembourg) S. A. – 85%

MassMutual Holding MSC, Inc.
MassMutual Corporate Value Limited – 40.93%
9048-5434 Quebec, Inc.
1279342 Ontario Limited

Affiliates of Massachusetts Mutual Life Insurance Company
MML Series Investment Fund
MassMutual Institutional Funds

PART C
OTHER INFORMATION

ITEM 24.    Financial Statements and Exhibits

           (a)  Financial Statements

Financial Statements Included in Part A

           Condensed Financial Information

Financial Statements Included in Part B

The Registrant

           Report of Independent Auditors’
           Statement of Assets and Liabilities as of December 31, 1999
Statement of Operations for the period October 1, 1999 (commencement of operations) through December 31, 1999
Statement of Changes in Net Assets for the period October 1, 1999 (commencement of operations) through December 31, 1999
           Notes to Financial Statements

The Depositor

           Report of Independent Auditors’
           Statutory Statements of Financial Position as of December 31, 1999 and 1998
           Statutory Statements of Income for the years ended December 31, 1999, 1998 and 1997
Statutory Statements of Changes in Policyholders’ contingency reserves for the years ended December 31, 1999, 1998 and 1997
           Statutory Statements of Cash Flows for the years ended December 31, 1999, 1998 and 1997
           Notes to Statutory Financial Statements

           (b)  Exhibits

Exhibit 1	Resolution of Board of Directors of MassMutual authorizing the establishment of the Separate Account. [5]

Exhibit 2	Not Applicable.

Exhibit 3	(i) Principal Underwriting Agreement. [1]
(ii) Variable Products Dealer Agreement. [3]
(iii) Underwriting and Servicing Agreement. [1]

Exhibit 4	Individual Certificate issued under a Group Variable Deferred Annuity Contract with Flexible Purchase Payments [7]

Exhibit 5	Application Form. [7]

Exhibit 6	(i) Copy of Articles of Incorporation of MassMutual. [5]
(ii) Copy of the Bylaws of MassMutual. [5]

Exhibit 7	Not Applicable.

Exhibit 8	(a) Form of Participation Agreement with Oppenheimer Variable Account Funds. [2]
(b) Form of Participation Agreement with Panorama Series Fund, Inc. [2]
(c) Form of Participation Agreement with T. Rowe Price Equity Series, Inc. [3]
(d) Form of Participation Agreement with Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, and Fidelity Variable Insurance Products Fund III. [3]
(e) Form of Participation Agreement with American Century Variable Portfolios, Inc. [4]
(f) Form of Participation Agreement with BT Insurance Funds Trust. [8]
(g) Form of Participation Agreement with Janus Aspen Series. [8]
(h) Form of Participation Agreement with Templeton Variable Products Series Fund. [8]
(i) Form of Participation Agreement with MFS Variable Insurance Trust. [9]
(j) Form of Participation Agreement with Calvert Variable Series, Inc. [11]
(k) Form of Participation Agreement with INVESCO Variable Investment Funds, Inc. [11]

Exhibit 9	Opinion of and Consent of Counsel. [12]

Exhibit 10	(i) Consent of Independent Auditors’, Deloitte & Touche LLP. [12]
(ii) Powers of Attorney. [5]
(iii) Power of Attorney for Robert J. O’Connell and Thomas Wheeler. [6]
(iii) Power of Attorney for Roger G. Ackerman. [4]
(iv) Power of Attorney for Howard Gunton. [10]

Exhibit 11	Not Applicable.

Exhibit 12	Not Applicable.

Exhibit 13	Form of Schedule of Computation of Performance. [11]

Exhibit 14	Not Applicable.

[1]	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement 333-45039 filed on June 4, 1998.
[2]	Incorporated by reference to Registration Statement File No. 333-22557, filed on February 28, 1997.
[3]	Incorporated by reference to Initial Registration Statement No. 333-65887, filed on October 20, 1998.
[4]	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-45039 filed on June 4, 1998.
[5]	Incorporated by reference to Initial Registration Statement No. 333-45039 filed on January 28, 1998.
[6]	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-65887, filed on January 28, 1999.
[7]	Incorporated by reference to Initial Registration Statement No. 333-81015, filed on Form N-4 with the Commission on June 20, 1999.
[8]	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-80991.
[9]	Incorporated by reference to Initial Registration Statement No. 333-65887 filed on October 20, 1998.
[10]	Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-80991, filed on September 20, 1999.
[11]	Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-80991, filed in April 2000.
[12]	Filed herewith.

ITEM 25.    Directors And Officers Of The Depositor

Directors of Massachusetts Mutual Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Roger G. Ackerman, Director One Riverfront Plaza, HQE 2 Corning, NY 14831	Corning, Inc. Chairman and Chief Executive Officer (since 1996) President and Chief Operating Officer (1990-1996)

James R. Birle, Director 2 Soundview Drive Greenwich, CT 06836	Resolute Partners, LLC Chairman (since 1997), Founder (1994) President (1994-1997)

Gene Chao, Director 733 SW Vista Avenue Portland, OR 97205	Computer Projections, Inc. Chairman, President and CEO (1991-2000)

Patricia Diaz Dennis, Director 175 East Houston, Room 5-A-70 San Antonio, TX 78205	SBC Communications Inc. Senior Vice President—Regulatory and Public Affairs (since 1998) Senior Vice President and Assistant General Counsel (1995-1998)

Anthony Downs, Director 1775 Massachusetts Ave., N.W. Washington, DC 20036-2188	The Brookings Institution Senior Fellow (since 1977)

James L. Dunlap, Director 2514 Westgate Houston, TX 77019	Ocean Energy, Inc. Vice Chairman (1998-1999) United Meridian Corporation President and Chief Operating Officer (1996-1998) Texaco, Inc. Senior Vice President (1987-1996)

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	Yale University School of Forestry and Environmental Studies Senior Fellow (since 1995) Northeast Utilities Chairman of the Board (1993-1995) and Chief Executive Officer (1983-1993)

Robert M. Furek, Director c/o Shipman & Goodwin One American Row Hartford, CT 06103	Resolute Partners LLC Partner (since 1997) State Board of Trustees for the Hartford School System Chairman (since 1997) Heublein, Inc. President and Chief Executive Officer (1987-1996)

Charles K. Gifford, Director One Federal Street, 36th Floor Boston, MA 02110
FleetBoston Financial
President and Chief Operating Officer (since 1999)
BankBoston, N.A.
Chairman and Chief Executive Officer (1996-1999) President (1989-1996)
BankBoston Corporation
Chairman (1998-1999) and Chief Executive Officer (1995-1999) President (1989-1996)

William N. Griggs, Director One State Street, 5th Floor New York, NY 10004	Griggs & Santow, Inc. Managing Director (since 1983)

George B. Harvey, Director One Landmark Square, Suite 1905 Stamford, CT 06901	Pitney Bowes Chairman, President and CEO (1983-1996)

Barbara B. Hauptfuhrer, Director 1700 Old Welsh Road Huntingdon Valley, PA 19006	Director of various corporations (since 1972)

Sheldon B. Lubar, Director 700 North Water Street, Suite 1200 Milwaukee, WI 53202	Lubar & Co. Incorporated Chairman (since 1977)

William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299	Lucent Technologies Senior Executive Vice President (1996-1996) AT&T Multimedia Products Group Executive Vice President and CEO (1994-1996)

John F. Maypole, Director 55 Sandy Hook Road—North Sarasota, FL 34242	Peach State Real Estate Holding Company Managing Partner (since 1984)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111
MassMutual
Chairman (since 2000), Director, President and Chief Executive Officer (since 1999)
American International Group, Inc.
Senior Vice President (1991-1998)
AIG Life Companies
President and Chief Executive Officer (1991-1998)

Thomas B. Wheeler, Director 1295 State Street Springfield, MA 01111	MassMutual Director (since 1987) Chairman of the Board (1996-1999) President (1988-1996) and Chief Executive Officer (1988-1999)

Alfred M. Zeien, Director 300 Boylston Street, Apt. 514 Boston, MA 02116	The Gillette Company Chairman and Chief Executive Officer (1991-1999)

Executive Vice Presidents:

Lawrence V. Burkett, Jr. 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President and General Counsel (since 1993)

Robert W. Crispin 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President (since 1999) UNUM Corporation Executive Vice President (1995-1999)

James E. Miller 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President (since 1997 and 1987-1996) UniCare Life & Health Senior Vice President (1996-1997)

Christine M. Modie 1295 State Street Springfield, MA 01111
MassMutual
Executive Vice President and Chief Information Officer
(since 1999)
Travelers Insurance Company
Senior Vice President and Chief Information Officer
(1996-1999)
Aetna Life & Annuity
Vice President (1993-1996)

John V. Murphy 1295 State Street Springfield, MA 01111
MassMutual
Executive Vice President (since 1997)
David L. Babson & Co., Inc.
Executive Vice President and Chief Operating Officer
(1995-1997)
Concert Capital Management, Inc.
Chief Operating Officer (1993-1995)

Stuart H. Reese 1295 State Street Springfield, MA 01111
David L. Babson and Co. Inc.
President and Chief Executive Officer (since 1999)
MassMutual
Executive Vice President and Chief Investment Officer
(since 1999) Chief Executive Director-Investment Management (1997-1999) Senior Vice President
(1993-1997)

ITEM 26.    Persons Controlled By Or Under Common Control With The Depositor Or Registrant

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

CORPORATE ORGANIZATION

A.    DIRECT SUBSIDIARIES OF MASSMUTUAL—MassMutual is the sole owner of each subsidiary unless otherwise indicated.

           1.  CM Assurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

           2.  CM Benefit Insurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

           3.  C.M. Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

           4.  MML Bay State Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

            5.  MML Distributors, LLC, a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual—99%; G.R. Phelps & Co., Inc.—1%)

           6.  MassMutual Holding Company, a Delaware corporation which operates as a holding company for certain MassMutual entities.

           7.  MassMutual Mortgage Finance, LLC, a Delaware limited liability company which makes, acquires, holds and sells mortgage loans.

           8.  The MassMutual Trust Company, a federally chartered stock savings bank.

B.    MASSMUTUAL HOLDING COMPANY GROUP

           MassMutual Holding Company is the sole owner of each subsidiary or affiliate unless otherwise indicated.

           1.  G.R. Phelps & Co, Inc., a Connecticut corporation which formerly operated as a securities broker-dealer. This subsidiary is inactive and expected to be dissolved.

           2.  MML Investors Services, Inc., a Massachusetts corporation which operates as a securities broker-dealer. (MassMutual Holding Company—86%; G.R. Phelps & Co., Inc.—14%)

           3.  MassMutual Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws.

           4.  MassMutual Holding Trust I, a Massachusetts business trust which operates as a holding company for separately-staffed MassMutual investment subsidiaries.

           5.  MassMutual Holding Trust II, a Massachusetts business trust which operates as a holding company for non-staffed MassMutual investment subsidiaries.

           6.  MassMutual International, Inc., a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations.

C.    MML INVESTORS SERVICES, INC. GROUP

           Set forth below are the direct and indirect subsidiaries of MML Investors Services, Inc. The parent is the sole owner of each subsidiary unless otherwise indicated.

Direct Subsidiaries of MML Investors Services, Inc.

           1.  MML Insurance Agency, Inc., a Massachusetts corporation which operates as an insurance broker.

           2.  MML Securities Corporation, a Massachusetts corporation which operates as a “Massachusetts Security Corporation” under Section 63 of the Massachusetts General Laws.

Direct Subsidiaries of MML Insurance Agency, Inc.

           1.  DISA Insurance Services of America, Inc., an Alabama corporation which operates as an insurance broker.

           2.  Diversified Insurance Services of America, Inc., a Hawaii corporation which operates as an insurance broker.

            3.  MML Insurance Agency of Mississippi, P.C., a Mississippi corporation which operates as an insurance broker.

           4.  MML Insurance Agency of Nevada, Inc., a Nevada corporation which operates as an insurance broker.

           5.  MML Insurance Agency of Ohio, Inc. an Ohio corporation which operates as an insurance broker. (Controlled by MML Insurance Agency, Inc. through a voting trust agreement.)

           6.  MML Insurance Agency of Texas, Inc., a Texas corporation which operates as an insurance broker. (Controlled by MML Insurance Agency, Inc. through an irrevocable proxy arrangement.)

D.    MASSMUTUAL HOLDING MSC, INC. GROUP

           MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

           1.  MassMutual Corporate Value Limited, a Cayman Islands corporation which holds a 90% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc.—46%)

           2.  9048-5434 Quebec, Inc., a Canadian corporation which operates as the owner of Hotel du Parc in Montreal, Quebec, Canada.

           3.  1279342 Ontario Limited, a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

E.    MASSMUTUAL HOLDING TRUST I GROUP

           Set forth below are the direct and indirect subsidiaries and affiliates of MassMutual Holding Trust I. The parent is the sole owner of each subsidiary unless otherwise indicated.

Direct Subsidiaries of MassMutual Holding Trust I

           1.  Antares Capital Corporation, a Delaware corporation which operates as a finance company. (MassMutual Holding Trust I—99%)

           2.  Cornerstone Real Estate Advisers, Inc., a Massachusetts corporation which operates as an investment adviser.

           3.  DLB Acquisition Corporation, a Delaware corporation which operates as a holding company for the David L. Babson companies. (MassMutual Holding Trust I—85%)

           4.  Oppenheimer Acquisition Corp., a Delaware corporation which operates as a holding company for the Oppenheimer companies. (MassMutual Holding Trust I—89%)

Direct Subsidiary of DLB Acquisition Corporation

           David L. Babson and Company Incorporated, a Massachusetts corporation which operates as an investment adviser.

Direct Affiliates of David L. Babson and Company Incorporated

           1.  Charter Oak Capital Management, Inc., a Delaware corporation which operates as a manager of institutional investment portfolios. (David L. Babson and Company Incorporated—80%)

            2.  Babson Securities Corporation, a Massachusetts corporation which operates as a securities broker-dealer.

           3.  Babson-Stewart Ivory International, a Massachusetts general partnership which operates as an investment adviser. (David L. Babson and Company Incorporated—50%)

           4.  Potomac Babson Incorporated, a Massachusetts corporation which operates as an investment adviser. (David L. Babson and Company Incorporated—99%)

Direct Subsidiary of Oppenheimer Acquisition Corp.

           Oppenheimer Funds, Inc., a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

           Trinity Investment Management Corporation, a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

Direct Subsidiaries of OppenheimerFunds, Inc.

           1.  Centennial Asset Management Corporation, a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

           2.  HarbourView Asset Management Corporation, a New York corporation which operates as an investment adviser.

           3.  OppenheimerFunds Distributor, Inc., a New York corporation which operates as a securities broker-dealer.

           4.  Oppenheimer Partnership Holdings, Inc., a Delaware corporation which operates as a holding company.

           5.  Oppenheimer Real Asset Management, Inc., a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

           6.  Shareholder Financial Services, Inc., a Colorado corporation which operates as a transfer agent for mutual funds.

           7.  Shareholder Services, Inc., a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

Direct Subsidiary of Centennial Asset Management Corporation

           Centennial Capital Corporation, a Delaware corporation which formerly sponsored a unit investment trust.

Direct Affiliate of Cornerstone Real Estate Advisers, Inc.

           Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, Inc.—50%; MML Realty Management Corporation—50%)

F.    MASSMUTUAL HOLDING TRUST II GROUP

           MassMutual Holding Trust II is the sole owner of each subsidiary.

           1.  CM Advantage, Inc., a Connecticut corporation which serves as a general partner of real estate limited partnerships. The subsidiary is largely inactive and will be dissolved in the near future.

           2.  CM International, a Delaware corporation which is the issuer of collateralized mortgage obligation securities.

           3.  CM Property Management, Inc., a Connecticut corporation which serves as the general partner of Westheimer 335 Suites Limited Partnership. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

           4.  HYP Management, Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

           5.  MassMutual Benefits Management, Inc., a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

           6.  MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

           7.  MML Realty Management Corporation, a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

           8.  Urban Properties, Inc., a Delaware corporation which serves as a general partner of real estate limited partnerships and as a real estate holding company.

Direct Affiliate of MMHC Investment, Inc.

           MassMutual/Darby CBO IM Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc.—50%)

Direct Affiliate of MML Realty Management Corporation

           Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation—50%; Cornerstone Real Estate Advisers, Inc.—50%)

G.    MASSMUTUAL INTERNATIONAL, INC. GROUP

           Set forth below are the direct or indirect subsidiaries and affiliates of MassMutual International, Inc. The parent is the sole owner of each subsidiary or affiliate unless otherwise indicated.

Direct Affiliates of MassMutual International, Inc.

           1.  MassMutual Internacional (Argentina) S.A., a corporation organized in the Argentine Republic which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

           2.  MassMutual Internacional (Chile) S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

            3.  MassMutual International (Bermuda) Ltd., a corporation organized in Bermuda which operates as a life insurance company.

           4.  MassMutual International (Luxembourg) S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

           5.  MassLife Seguros de Vida, S.A., a corporation organized in the Argentine Republic which operates as a life insurance company. (MassMutual International, Inc.—99.9%)

Direct Subsidiaries of MassMutual Internacional (Argentina) S.A.

           MassMutual Services S.A., a corporation organized in the Argentine Republic which operates as a service company. (MassMutual Internacional (Argentina) S.A.—99%; MassMutual International, Inc.—1%)

Direct Affiliate of MassMutual Internacional (Chile) S.A.

           1.  Mass Seguros de Vida S.A., a corporation organized in the Republic of Chile which operates as a life insurance company. (MassMutual Internacional (Chile) S.A.—33.5%)

           2.  Origen Inversiones S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual Internacional (Chile) S.A.—33.5%)

Direct Subsidiary of MassLife Seguros de Vida, S.A.

           Jefferson Pilot Financial Seguros de Vida, S.A., an Argentine corporation which operates as a life insurance company. (MassLife Seguros de Vida, S.A.—99%, MassMutual International, Inc.—1%)

Direct Subsidiary of Jefferson Pilot Financial Seguros de Vida, S.A.

           Jefferson Pilot Omega Seguros de Vida, S.A., a Uruguay corporation which operates as a life insurance company. (100% owned)

Direct Subsidiary of Origen Inversiones S.A.

           Compañia de Seguros Vida Corp S.A., corporation organized in the Republic of Chile which operates as an insurance company. (Origen Inversiones S.A.—99%)

H.    REGISTERED INVESTMENT COMPANY AFFILIATES

           Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

           1.  DLB Fund Group, a Massachusetts business trust which operates as an open-end investment company advised by David L. Babson and Company Incorporated. MassMutual owns at least 25% of each series of shares issued by the fund.

           2.  MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

           3.  MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

           4.  MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual.

            5.  MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

           6.  Oppenheimer Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. MassMutual and affiliates own a majority of certain series of shares issued by the fund.

           7.  Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

ITEM 27.    Number Of Participants

           As of March 2, 2000, there were 158 contracts in force in this Separate Account.

ITEM 28.     Indemnification

           The Bylaws of MassMutual provide that:

           MassMutual directors and officers are indemnified under its by-laws. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office.

           Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of MassMutual pursuant to the foregoing provisions, or otherwise, MassMutual has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MassMutual of expenses incurred or paid by a director, officer or controlling person of MassMutual in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MassMutual will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 29.    Principal Underwriters

           (a)  MML Distributors, LLC, a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

           (b)(1)  MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES
MML DISTRIBUTORS, LLC

Kenneth M. Rickson	Member Representative G.R. Phelps & Co., Inc.,	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Margaret Sperry	Member Representative Massachusetts Mutual Life Insurance Co.	1295 State Street Springfield, MA 01111

Ronald E. Thomson	Vice President	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

John E. Forrest	Vice President	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Michael L. Kerley	Vice President, Assistant Secretary	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

James T. Bagley	Treasurer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Bruce C. Frisbie	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Raymond W. Anderson	Assistant Treasurer	140 Garden Street Hartford, CT 06154

Ann F. Lomeli	Secretary	1295 State Street Springfield, MA 01111-0001

Marilyn A. Sponzo	Chief Legal Officer Assistant Secretary	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Robert Rosenthal	Compliance Officer	One Monarch Place 1414 Main Street Springfield, MA 01144

Kathy Dansereau	Registration Manager	1414 Main Street Springfield, MA 01144

Peter Cuozzo	Variable Life Supervisor and Hartford OSJ Supervisor	140 Garden Street Hartford, CT 06154

Anne Melissa Dowling	Large Corporate Marketing Supervisor	140 Garden Street Hartford, CT 06154

           (b)(2)  MML Investors Services, Inc. is the co-underwriter of the contracts. The following people are the officers and directors of the co-underwriter.

MML INVESTORS SERVICES, INC.
OFFICERS AND DIRECTORS

OFFICER	BUSINESS ADDRESS
Kenneth M. Rickson President	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Michael L. Kerley Vice President, Chief Legal Officer, Chief Compliance Officer, Assistant Secretary	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Ronald E. Thomson Vice President, Treasurer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

OFFICER	BUSINESS ADDRESS
Ann F. Lomeli Secretary/Clerk	1295 State Street Springfield, MA 01111

John E. Forrest Vice President National Sales Director	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Marilyn A. Sponzo Assistant Secretary, Second Vice President and Associate General Counsel	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Eileen D. Leo Second Vice President and Associate General Counsel	One Monarch Place 1414 Main Street Springfield, MA 01144

James Furlong Chief Operations Officer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

James T. Bagley Chief Financial Officer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Daniel Colarusso Chief Information Officer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

David Deonarine Sr. Registered Options Principal	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Steven Sampson Compliance Registered Options Principal	One Monarch Place 1414 Main Street Springfield, MA 01144

John McBride Assistant Treasurer	1295 State Street Springfield, MA 01111

Gary W. Masse Retirement Services Regional Supervisor (East/Central)	221 Park Place II Coral Gables, FL 33146

Robert W. Kumming, Jr. Retirement Services Supervisor	1295 State Street Springfield, MA 01111

Peter J. Zummo Retirement Services Regional Supervisor (South/West)	1295 State Street Springfield, MA 01111

Stanley Label Retirement Services Regional Supervisor (Mid/South)	433 Plaza Real Suite 275 Boca Raton, FL 33432

Burvin E. Pugh, Jr. Agency Field Force Supervisor Regional Supervisor/South, West Central	1295 State Street Springfield, MA 01111

John P. McCloskey Regional Supervisor/East	1295 State Street Springfield, MA 01111

Rita H. Mitchell Variable Life Supervisor	1295 State Street Springfield, MA 01111

OFFICER	BUSINESS ADDRESS
Anne Melissa Dowling Large Corporate Markets Supervisor	140 Garden Street Hartford, CT 06154

Susan Alfano Director	1295 State Street Springfield, MA 01111

Robert J. O’Connell Chairman of the Board of Directors	1295 State Street Springfield, MA 01111

Burvin E. Pugh, Jr. Director	1295 State Street Springfield, MA 01111

Howard E. Gunton Director	1295 State Street Springfield, MA 01111

Paul DeSimone Director	1295 State Street Springfield, MA 01111

Lawrence V. Burkett, Jr. Director	1295 State Street Springfield, MA 01111

ITEM 30.    Location of Accounts and Records

           All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant at 140 Garden Street, Hartford CT.

ITEM 31.    Management Services

           Not Applicable.

ITEM 32.    Undertakings

           a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity certificates may be accepted.

           b. Registrant hereby undertakes to include either (1) as part of any application to purchase a certificate offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

           c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

           d. Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the individual certificates issued under a group deferred variable annuity contract with flexible purchase payments described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Annuity Separate Account 4, certifies that it meets all of the requirements for effectiveness of the Post-Effective Amendment No. 1 pursuant to Rule 485(b) under the Securities Act of 1933 and that it has caused this Post-Effective Amendment No. 1 to Registration Statement No. 333-81015 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 22nd day of April, 2000.

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT [4]

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY (Depositor)

By:	/S / ROBERT J. O’CONNELL *

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/S / RICHARD M. HOWE

*Richard M. Howe
On April 22, 2000, as Attorney-in-Fact pursuant to power of attorney.

           As required by the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement No. 333-81015 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ ROBERT J. O’CONNELL * Robert J. O’Connell	Director, Chairman, President and Chief Executive Officer	April 22, 2000

/s/ HOWARD GUNTON * Howard Gunton	Senior Vice President, Chief Financial Officer & Chief Accounting Officer	April 22, 2000

/s/ ROGER G. ACKERMAN * Roger G. Ackerman	Director	April 22, 2000

/s/ JAMES R. BIRLE * James R. Birle	Director	April 22, 2000

/s/ GENE CHAO * Gene Chao	Director	April 22, 2000

Signature	Title	Date

/s/ PATRICIA DIAZ DENNIS * Patricia Diaz Dennis	Director	April 22, 2000

/s/ ANTHONY DOWNS * Anthony Downs	Director	April 22, 2000

/s/ JAMES L. DUNLAP * James L. Dunlap	Director	April 22, 2000

/s/ WILLIAM B. ELLIS * William B. Ellis	Director	April 22, 2000

/s/ ROBERT M. FUREK * Robert M. Furek	Director	April 22, 2000

/s/ CHARLES K. GIFFORD * Charles K. Gifford	Director	April 22, 2000

/s/ WILLIAM N. GRIGGS * William N. Griggs	Director	April 22, 2000

/s/ GEORGE B. HARVEY * George B. Harvey	Director	April 22, 2000

/s/ BARBARA B. HAUPTFUHRER * Barbara B. Hauptfuhrer	Director	April 22, 2000

/s/ SHELDON B. LUBAR * Sheldon B. Lubar	Director	April 22, 2000

/s/ WILLIAM B. MARX , JR .* William B. Marx, Jr.	Director	April 22, 2000

/s/ JOHN F. MAYPOLE * John F. Maypole	Director	April 22, 2000

/s/ THOMAS B. WHEELER * Thomas B. Wheeler	Director	April 22, 2000

/s/ ALFRED M. ZEIEN * Alfred M. Zeien	Director	April 22, 2000

/s/ RICHARD M. HOWE *Richard M. Howe	On April 22, 2000, as Attorney- in-Fact pursuant to powers of attorney

REPRESENTATION BY REGISTRANT’S COUNSEL

           As attorney to the Registrant, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 1 to Registration Statement No. 333-81015, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/ JAMES M. RODOLAKIS

James M. Rodolakis
Counsel

EXHIBIT INDEX

9		Opinion of and Consent of Counsel.
10	(i)	Consent of Independent Auditors’, Deloitte & Touche LLP.